As filed with the Securities                           1933 Act File No. 2-87153
and Exchange Commission                               1940 Act File No. 811-3880
on July 23, 1997.

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT OF 1933                                   [_]

     Pre Effective Amendment No.                              [_]

     Post Effective Amendment No. 17                          [X]

                                    and/or

     REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                           [_]

     Amendment No. 17                                         [X]


                         WAYNE HUMMER INVESTMENT TRUST
              (Exact name of registrant as specified in charter)

    300 South Wacker Drive                              (312) 431-1700
    Chicago, Illinois 60606                     (Registrant's Telephone Number
(Address of Principal Executive                      including Area Code)
      Offices, Zip Code)

                                Robert J. Moran
                       Vedder, Price, Kaufman & Kammholz
                      222 North LaSalle Street, Suite 2500
                            Chicago, Illinois 60601
                    (Name and address of agent for service)
It is proposed that this filing will become effective:

[_]  immediately upon filing pursuant to paragraph (b)

[X]  on July 25, 1997 pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An indefinite amount of securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed with the Securities and Exchange Commission on or about May 22, 1997.
--------------------------------------------------------------------------------

                                   FORM N-1A
                             CROSS REFERENCE SHEET

     Form N-1A Item Number
     ---------------------

          PART A                    Location in Prospectus
          ------                    ----------------------

     1   Cover Page                 Cover Page

     2   Synopsis                   Summary of Expense
                                      Information

     3   Condensed Financial        Financial Highlights
           Information                for the Growth
                                      Fund; Financial Highlights
                                      for the Income
                                      Fund; Performance Information

     4   General Description        Introduction; Investment
           of Registrant              Objectives, Policies and
                                      Restrictions of the
                                      Funds

     5   Management of the Trust    Cover Page; Investment
                                      Objectives, Policies
                                      and Restrictions of the
                                      Funds; Management of
                                      the Trust

     5A  Management's Discussion    Information required by Item 5A
           of Fund Performance        is included in the
                                      Registrant's Annual Report
                                      of the Growth Fund and the
                                      Income Fund, each for the year
                                      ended March 31, 1996.
                                      As required by said Item 5A,
                                      the Registrant undertakes
                                      under "Financial Highlights"
                                      in the Prospectus to provide
                                      free of charge a copy of said
                                      Annual Reports to persons
                                      requesting the same.

     6   Capital Stock and          Dividends and Capital Gains
           Other Securities           Distributions; Taxes;
                                      Description of Shares

     7   Purchase of Securities     Purchase of Shares;
           Being Offered              Determination of Net
                                      Asset Value

     8   Redemption or Repurchase   Redemption of Shares

     9   Pending Legal              Not Applicable
           Proceedings

                                    Location in Statement
          PART B                    of Additional Information
          ------                    -------------------------

     10  Cover Page                 Cover Page

     11  Table of Contents          Table of Contents

     12  General Information and    Background
           History

     13  Investment Objectives      Investment Objectives,
           and Policies               Policies and Restrictions

     14  Management of the Trust    Management of the Trust

     15  Control Persons and        Management of the Trust
           Principal Holders of
           Securities

     16  Investment Advisory        Investment Advisory and
           and Other Services         Other Services; Independent
                                      Auditors; Custodian and
                                      Transfer and Dividend
                                      Paying Agent

     17  Brokerage Allocation       Brokerage Allocation

     18  Capital Stock and Other    Shareholder Voting
           Securities                 Rights; Shareholder
                                      Liability

     19  Purchase, Redemption and   Purchase, Redemption and
           Pricing of Securities      Pricing of Shares
           Being Offered

     20  Tax Status                 Taxes

     21  Underwriters               Investment Advisory and
                                    Other Services

     22  Calculation of             Performance Information
           Performance Data

     23  Financial                  Financial Statements and
           Statements                 Report of Independent
                                      Auditors

 NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFOR-MATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE IN-VESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE

Summary of Expense Information..............................................  2
Financial Highlights for the Growth Fund....................................  2
Financial Highlights for the Income Fund....................................  3
Introduction................................................................  4
Investment Objectives, Policies and Restrictions of the Funds...............  4
Purchase of Shares..........................................................  9
Redemption of Shares........................................................ 11
Transactions through Broker-Dealers and Agents other than Wayne Hummer...... 11
Management of the Trust..................................................... 11
Dividends and Capital Gains Distributions................................... 13
Taxes....................................................................... 13
Performance Information..................................................... 14
Description of Shares....................................................... 14
Determination of Net Asset Value............................................ 15
Reports to Shareholders..................................................... 16

LOGO

300 South Wacker Drive, Chicago, Illinois 60606

Wayne Hummer Investment Trust (the "Trust") is a no-load, diversified, open-end management investment company consisting of two investment portfolios (referred to individually as a "Fund" and collectively as "Funds") each operating as a separate mutual fund with its own investment objectives and policies designed to meet its specific investment goals. The primary investment objective of the Trust's Wayne Hummer Growth Fund (the "GROWTH FUND") is long-term capital growth. Current income is a secondary objective. The Growth Fund pursues its objectives primarily through investment in common stocks and other securities that the Trust's investment adviser believes have potential for long-term capi-tal growth. The investment objective of the Trust's Wayne Hummer Income Fund (the "INCOME FUND") is to achieve as high a level of current income as is con-sistent with prudent investment management. The Income Fund pursues its objec-tive primarily through investment in publicly-traded, investment grade debt se-curities. An investment in the Trust is not a deposit or obligation of or guar-anteed or issued by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Assistance with opening an account and information about the Trust may be obtained from Wayne Hummer Investments L.L.C. ("Wayne Hummer") at the above address or by telephone at one of the fol-lowing numbers:

                        CHICAGO RESIDENTS (312) 431-1700
                            TOLL-FREE (800) 621-4477

This prospectus sets forth concisely information about the Trust that a pro-spective investor ought to know before investing. Please read this prospectus and retain it for future reference. A Statement of Additional Information dated July 25, 1997 (which is incorporated herein by reference) has been filed with the Securities and Exchange Commission. It may be obtained from the Trust at no charge by calling one of the numbers listed above or by writing to Wayne Hummer at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      LOGO

                                ---------------

                 The date of this prospectus is July 25, 1997.

                         SUMMARY OF EXPENSE INFORMATION

                                                                      FUND
                                                                  -------------
                                                                  GROWTH INCOME
                                                                  ------ ------
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases or Reinvested Divi-
  dends..........................................................  None   None
 Deferred Sales Load.............................................  None   None
 Redemption Fee..................................................  None   None
 Exchange Fee....................................................  None   None
Annual Trust Operating Expenses (as a percentage of average net assets)
 Management Fees.................................................  .80%   .50%
 12b-1 Fees......................................................  None   None
 Other Expenses (primarily custodian, transfer agent and profes-
  sional fees)...................................................  .19%   .51%
                                                                   ----  -----
   Total Trust Operating Expenses................................  .99%  1.01%
                                                                   ====  =====

                                          FUND  1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                  ------ ------ ------- ------- --------
An investor would pay the following ex-
 penses on a $1,000 investment, assum-
 ing (1) a 5% annual return, and (2)
 redemption at the end of each time pe-
 riod. As noted in the table above, the
 Trust does not charge any redemption
 fee...................................  Growth  $10     $32     $55     $121
                                         Income  $10     $32     $56     $124

  The purpose of the preceding table and example is to assist investors in understanding the various costs and expenses that an investor (referred to herein as a "Shareholder") in the Trust will bear, directly and indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Trust. See "MANAGEMENT OF THE TRUST" and "FINANCIAL HIGHLIGHTS" for further information.

                    FINANCIAL HIGHLIGHTS FOR THE GROWTH FUND
                 (for a Share outstanding throughout each year)
  The table below reflects the results of the Growth Fund's operation for each of the ten fiscal years in the period ended March 31, 1997. The Growth Fund's audited financial statements and information in the table for the most recent five years, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Growth Fund's annual report for the year ended March 31, 1997 which is incorporated by reference into the Statement of Additional Information. The Growth Fund's annual report also contains additional performance information. The Statement of Additional Information and/or the Annual Report may be obtained from Wayne Hummer upon request and without charge.

                                                         YEAR ENDED MARCH 31,
                           -------------------------------------------------------------------------------------------
                             1997      1996     1995     1994      1993     1992     1991     1990     1989     1988
                           --------  --------  -------  -------   -------  -------  -------  -------  -------  -------
 NET ASSET VALUE,
  BEGINNING OF YEAR......    $26.37    $23.43  $ 21.23   $21.72    $20.17   $18.04   $16.54   $14.45   $13.79   $16.14
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income...       .26       .32      .32      .28       .28      .36      .46      .30      .27      .33
 Net realized and
  unrealized gains
  (losses) on
  investments............      2.69      3.41     2.40    (0.42)     1.70     2.32     2.23     2.39     0.75    (1.28)
                           --------  --------  -------  -------   -------  -------  -------  -------  -------  -------
  Total from investment
   operations............      2.95      3.73     2.72    (0.14)     1.98     2.68     2.69     2.69     1.02    (0.95)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income......     (0.29)    (0.31)   (0.31)   (0.28)    (0.29)   (0.39)   (0.44)   (0.24)   (0.20)   (0.29)
 Distributions from net
  realized gain on
  investments............     (1.00)    (0.48)   (0.21)   (0.07)    (0.14)   (0.16)   (0.75)   (0.36)   (0.16)   (1.11)
                           --------  --------  -------  -------   -------  -------  -------  -------  -------  -------
  Total distributions....     (1.29)    (0.79)   (0.52)   (0.35)    (0.43)   (0.55)   (1.19)   (0.60)   (0.36)   (1.40)
                           --------  --------  -------  -------   -------  -------  -------  -------  -------  -------
 NET ASSET VALUE, END OF
  YEAR...................    $28.03    $26.37   $23.43   $21.23    $21.72   $20.17   $18.04   $16.54   $14.45   $13.79
                           ========  ========  =======  =======   =======  =======  =======  =======  =======  =======
 TOTAL RETURN............     11.61%    16.15%   13.04%   (0.69)%    9.94%   15.14%   17.47%   18.88%    7.58%   (5.95)%
 RATIOS AND SUPPLEMENTARY
  DATA
 Net assets, end of year
  (000's)................  $104,214  $102,608  $94,770  $92,391   $93,198  $55,837  $32,445  $24,988  $21,174  $20,451
 Ratio of expenses to
  average net
  assets (a).............      0.99%     1.06%    1.07%    1.07%     1.12%    1.23%    1.36%    1.50%    1.50%    1.50%
 Ratio of net investment
  income to average net
  assets (a).............      0.97%     1.29%    1.44%    1.33%     1.41%    2.01%    2.87%    1.91%    1.83%    1.73%
 Portfolio turnover rate.         9%        6%       3%       2%        1%       3%      13%       3%      12%      10%
 Average commission rate.    0.0551        --       --       --        --       --       --       --       --       --

-------
NOTE TO FINANCIAL HIGHLIGHTS FOR THE GROWTH FUND:
(a) During the years ended March 31, 1989 and 1988 expenses in excess of the expense limitation of 0.39% and 0.05%, respectively, were reimbursed by the Investment Adviser.

LOGO

                    FINANCIAL HIGHLIGHTS FOR THE INCOME FUND
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

  The table below reflects the results of the Income Fund's operation for the twelve month periods ended March 31, 1997, 1996, 1995 and 1994 and for the four month period ended March 31, 1993 (since the Income Fund's inception December 1, 1992). The Income Fund's audited financial statements and information in the table, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Income Fund's annual report for the year ended March 31, 1997 which is incorporated by reference into the Statement of Additional Information. The Income Fund's annual report also contains performance information. The Statement of Additional Information and/or the annual report may be obtained from Wayne Hummer upon request and without charge.

                                                                  DECEMBER
                                                                  1, 1992
                                                                  THROUGH
                                 YEAR ENDED MARCH 31,              MARCH
                            ------------------------------------    31,
                             1997     1996     1995       1994    1993(A)
                            -------  -------  -------    -------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 14.95  $ 14.69  $ 15.10    $ 15.41  $ 15.00
INCOME FROM INVESTMENT OP-
 ERATIONS:
  Net investment income...     0.92     1.02     0.99       0.95     0.25
  Net realized and
   unrealized gains (loss-
   es) on investments.....    (0.29)    0.26    (0.42)     (0.26)    0.41
                            -------  -------  -------    -------  -------
    Total from investment
     operations...........     0.63     1.28     0.57       0.69     0.66
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income........    (0.92)   (1.02)   (0.98)     (0.95)   (0.25)
  Dividends from net real-
   ized gains on
   investments............     0.00     0.00     0.00(d)   (0.05)    0.00
                            -------  -------  -------    -------  -------
    Total distributions...    (0.92)   (1.02)   (0.98)     (1.00)   (0.25)
                            -------  -------  -------    -------  -------
NET ASSET VALUE, END OF
 PERIOD...................  $ 14.66  $ 14.95  $ 14.69     $15.10   $15.41
                            =======  =======  =======    =======  =======
TOTAL RETURN..............     4.32%    8.79%    4.16%      4.42%    4.31%
RATIOS AND SUPPLEMENTARY
 DATA
  Net assets, end of pe-
   riod (000's)...........  $21,998  $25,398  $26,352    $33,652  $19,135
  Ratio of expenses to av-
   erage net assets.......     1.01%    0.91%    0.94%      1.13%    1.39%(b)(c)
  Ratio of net investment
   income to average net
   assets.................     6.25%    6.80%    6.70%      6.14%    5.58%(b)(c)
  Portfolio turnover rate.       39%      46%      32%        86%     141%(c)

NOTES TO FINANCIAL HIGHLIGHTS FOR THE INCOME FUND:
(a) Commencement of operations was December 1, 1992.
(b) During the fiscal period ended March 31, 1993, expenses in excess of the expense limitation of 0.10% were reimbursed by the Investment Adviser.
(c) Determined on an annualized basis.
(d) Less than $.01 per share.

                                      LOGO

                                 INTRODUCTION

  The Trust is a no-load, diversified, open-end management investment company organized as a Massachusetts business trust on September 29, 1983, and consisting of two Funds, each operating as a separate mutual fund with its own investment objectives and policies designed to meet its specific investment goals. An objective of the Trust is to provide its investors with access to professional advice and portfolio management resources that are normally beyond the reach of most individual investors. As a "no-load" mutual fund, the Trust imposes no commissions or charges on its investors when its shares of either Fund ("Shares" or "Trust Shares") are purchased or redeemed. Shares are distributed by Wayne Hummer pursuant to a Distribution Agreement. See "MANAGEMENT OF THE TRUST."

         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

  GROWTH FUND. The primary investment objective of the Growth Fund is to achieve long-term capital growth. Current income is a secondary objective. The Growth Fund pursues these investment objectives by investing primarily in common stocks that the Growth Fund's investment adviser believes have good long-term growth possibilities, such as the common stocks of companies in cyclical industries during periods when their common stocks appear to possess above average potential for capital appreciation. Due to market fluctuations and the risks inherent in the ownership of all common stocks and other investments, there can be no assurance that the Growth Fund will achieve its objectives. The Growth Fund will, however, seek to reduce these risks through careful management and by investing in a diversified portfolio to enhance opportunities for above average long-term growth of capital. The Growth Fund's investment objectives may be changed by the Board of Trustees without shareholder approval.

  Although the Growth Fund normally invests primarily in common stocks of domestic corporations, occasionally, when such securities are believed to offer good opportunities for long-term capital growth, the Growth Fund may make limited investments in preferred stocks and bonds and convertible debentures rated not less than BBB by Standard and Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"). Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation than is the case with securities in the higher rating categories. If a defensive position is deemed desirable due to a change in economic or market conditions, the Growth Fund may, as discussed more fully below, purchase put and call options, including stock index options, and write covered call options. The Growth Fund may also invest on a temporary defensive basis all or part of its assets in fixed income securities such as investment-grade commercial paper and corporate bonds, United States Government securities, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments (such as short-term corporate debt instruments), or it may retain cash.

  The Growth Fund usually makes investments with the intention of holding such investments for at least six months, although purchases and sales of securities will be made whenever necessary to achieve the Growth Fund's investment objective. During any period when changing market or economic conditions are foreseen, shifts in portfolio emphasis could increase the rate of portfolio turnover. This may increase the amount of expenses and brokerage commissions incurred by the Growth Fund. Because the major portion of the Growth Fund's investment portfolio normally consists of common stocks, its net asset value may be subject to greater fluctuation than a portfolio containing a substantial portion of fixed income securities.

  The Growth Fund may invest up to 5% of its net assets in put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in the Growth Fund's investment portfolio. The aggregate market value of portfolio securities underlying options written by the Growth Fund may not exceed 25% of the Growth Fund's net assets. Option transactions will be used primarily to hedge the Growth Fund's investment portfolio and to protect portfolio securities from unexpected downturns in the market. The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in both interest rates and stock prices. The risks involved in writing (selling) covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price. The risks involved in purchasing put or call options include the possible loss of the entire premium paid.

                                     LOGO

  In selecting its portfolio investments, the Growth Fund is subject to certain restrictions and limitations which are fundamental policies of the Growth Fund. For instance, the Growth Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the United States Government, its agencies or instrumentalities) or own more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any one issuer. The Growth Fund also may not invest more than 25% of its total assets in any one industry.

  If any of the foregoing percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage ownership resulting from a change in the value of the Growth Fund's assets will not result in a violation. A more detailed discussion of the Growth Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  INCOME FUND. The investment objective of the Income Fund is to achieve as high a level of current income as is consistent with prudent investment management. The Income Fund pursues its objective primarily through investment in publicly-traded, investment grade debt securities. The Income Fund's assets may be invested in a number of types of securities including, but not limited to, the following: (1) U.S. dollar-denominated corporate debt securities (domestic or foreign) which are rated not less than Baa by Moody's or BBB by S&P; (2) obligations of, or guaranteed by, the United States of America, its agencies or instrumentalities; (3) obligations (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or any instrumentality or political subdivision thereof; (4) municipal debt obligations issued by states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, or multistate agencies or authorities; (5) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P; (6) bank certificates of deposit or banker's acceptances issued by domestic or Canadian chartered banks having total deposits in excess of $1 billion; (7) time deposits issued by domestic banks having total deposits in excess of $1 billion and foreign branches of such banks; (8) options on securities and on indices as described below to hedge its portfolio investments and not for speculation; (9) financial futures contracts and options on financial futures contracts to hedge its portfolio investments and not for speculation; (10) convertible securities which are convertible into common stock or other equity securities; and (11) cash or cash equivalents for temporary defensive purposes. Any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid will not exceed 15% of the net assets of the Income Fund. A more detailed discussion of the Income Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the investment adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to Government National Mortgage Association ("GNMA") securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity. During periods of rising interest rates, the average life of mortgage-backed securities and callable obligations may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

  The Income Fund also may invest in other preferred or debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities) that the investment adviser considers likely to yield relatively high income in relation to cost.

  There are market and investment risks with any security and the value of an investment in the Income Fund may fluctuate over time. Normally, the value of the Income Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of the Income Fund will be achieved. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated debt securities, securities rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics. The Income Fund

                                     LOGO
may invest up to 20% of its total assets in fixed income securities that are rated below Baa by Moody's or BBB by S&P or are non-rated. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below. The characteristics of the rating categories are described in the Trust's Statement of Additional Information under "Appendix A--Ratings of Investments."

  The Income Fund may purchase put and call options traded on national securities exchanges or the Chicago Board of Trade, including put and call options on stock indices and interest rates, and may write (sell) covered call options on securities held in the Income Fund's investment portfolio. The aggregate market value of portfolio securities underlying options written by the Income Fund may not exceed 5% of the Income Fund's net assets. Option transactions will be used to hedge the Income Fund's investment portfolio and to protect portfolio securities from unexpected downturns in the market. The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in both interest rates and stock prices. The risks involved in writing (selling) covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price. The risks involved in purchasing put or call options include the possible loss of the entire premium paid.

  In selecting its portfolio investments, the Income Fund is subject to certain restrictions and limitations which are fundamental policies of the Income Fund. For instance, the Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the United States, its agencies or instrumentalities) or own more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any one issuer. The Income Fund also may not invest more than 25% of its total assets in any one industry.

  If any of the foregoing percentage restrictions are adhered to at the time of investment, a later increase or decrease in percentage ownership resulting from a change in the value of the Income Fund's assets will not result in a violation. A more detailed discussion of the Income Fund's investment practices and restrictions and a discussion of their associated risks are contained in the Trust's Statement of Additional Information under "Investment Objectives, Policies and Restrictions."

  SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. Subject to its specific investment objective and policies as described above, the Income Fund may invest up to 20% of its assets in fixed-income securities below investment grade offering high current income. Such high yield (high risk), fixed-income securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated. Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and qualities. These lower-rated or non-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

  The market values of such lower rated or non-rated securities tend to react to individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions regarding lower rated and non-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Income Fund's net asset value.

  High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing among other factors. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have

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a claim on the assets of the issuer prior to the holders of common stock.
Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

  The Income Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price of such securities. The Income Fund's ability to dispose of particular issues may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing the Income Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, Municipal Obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of Municipal Obligations, offer yields comparable to and in some cases greater than the yields available on other permissible Income Fund investments. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities although such agreements are obligations of a municipality, no assurance can be given that the municipality will appropriate funds for such lease payments. Municipal Obligations bear fixed, variable or floating rates of interest. The Income Fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible Income Fund investments. Dividends received by shareholders of Income Fund attributable to interest income received by the Income Fund from Municipal Obligations will be subject to federal income tax.

  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("Freddie Mac"), by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Income Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

  Additional information concerning high yield (high risk) securities appears in the Trust's Statement of Additional Information under "Appendix A--Ratings of Investments."

  ADDITIONAL INVESTMENT INFORMATION. Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest

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

currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Income Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Income Fund may obtain no return at all on its investment. In addition, pay-in-kind bonds are generally issued by corporations whose cash flows are currently insufficient to service the intended debt and whose balance sheets already reflect a significant amount of debt. The utilization of pay-in-kind bonds has the effect of adding to this debt burden and results in greater risk to the investor.

  Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, the Income Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

  The Income Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, the Income Fund may sell fixed income securities in anticipation of a rise in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment adviser deem it desirable to purchase or sell securities.

  Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Income Fund must be derived from the sale or other disposition of securities and certain other investments held by the Income Fund for less than three months. See "Taxes" in the Statement of Additional Information.

  The Income Fund may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of its portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 15 years, for example) at other times. Generally, since the values of short-term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

  Neither the Growth Fund nor the Income Fund may borrow money except for temporary or emergency purposes and not for leverage purposes, and then only in an amount up to 5% of the net assets of the Growth Fund and up to 10% of the net assets of the Income Fund, in order to meet redemption requests without immediately selling any portfolio securities or other assets. These Funds may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge.

  DELAYED DELIVERY TRANSACTIONS. The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because the Income Fund is required to set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Income Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

  To the extent the Income Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Income Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but the Income Fund reserves the right to sell these securities before the settlement date if deemed advisable. See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

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

  ASSET-BACKED SECURITIES. The Income Fund may invest in asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity organized solely to issue the commercial paper and to purchase the interest in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

  The underlying assets (e.g., loans) are often subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

  COLLATERALIZED MORTGAGE OBLIGATIONS. The Income Fund may invest in collateralized mortgage obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

  MORTGAGE-BACKED SECURITIES. The Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.

  Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  REPURCHASE AGREEMENTS. The Income Fund may enter into repurchase agreements with a securities dealer or a bank which is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Income Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Income Fund might incur a loss if the value of the collateral held declines during this period. There is no limit on the percentage of the portfolio's total assets that may be invested in repurchase agreements, except that repurchase agreements maturing in more than 7 days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Income Fund.

  PREFERRED STOCK. Without regard to quality, the Income Fund may invest up to 25% of its total assets (not including cash) in preferred stock. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners.

                              PURCHASE OF SHARES

  The Trust's Shares are offered on a continuous basis and sold without a sales load at their net asset value next determined after an order in proper form and payment is received. See "DETERMINATION OF NET ASSET VALUE." The minimum initial investment for the Growth Fund is generally $1,000 and subsequent investments must generally be at least $500. The minimum initial investment for the Income Fund is generally $2,500 and subsequent investments must generally be at least $1,000. The foregoing minimum investments may be lower for accounts that are part of an employer sponsored and administered 401(K) pension plan. Investments may be made in any amount in excess of these minimums. Shares may be purchased through the Trust's Distributor, Wayne Hummer, after establishing a brokerage account with Wayne Hummer. There is no charge for opening such a brokerage account and no sales charge for purchasing Shares through Wayne Hummer. The Trust reserves the right, in its sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering or to refuse any purchase order.

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

  To purchase Shares of the Trust, a new investor should mail a completed new account application to the Trust's Distributor and Shareholder Service Agent, Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606, and a brokerage account will then be established in the name of the investor. An investor who already maintains a brokerage account with Wayne Hummer should contact his or her investment executive to purchase Shares of the Trust. Purchases will be effected through the investor's brokerage account and all Shares purchased are entered and credited to the account. Payment for Trust Shares must be made to Wayne Hummer in cash or by check, draft or wire transfer unless the necessary funds are already available as a free credit balance in the investor's brokerage account. Trust Shares may be purchased through Wayne Hummer in person, by mail or, where an investor already has a free credit balance in his or her brokerage account, by telephone. Orders received by Wayne Hummer with payment prior to the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. In the case of an order for the purchase of Trust Shares paid for by check, Wayne Hummer advances federal funds on behalf of the Shareholder, though if the check is subsequently dishonored, Wayne Hummer has the right to redeem such Trust Shares and to retain any dividends or distributions made with respect thereto. The Trust may suspend the determination of the net asset value, which would delay the normal processing of orders, in certain unusual circumstances. See "DETERMINATION OF NET ASSET VALUE." "Business day" as used in this prospectus means any day that the New York Stock Exchange and federal banks in both Illinois and Massachusetts are open for business.

  SYSTEMATIC INVESTMENT PLAN. Shareholders of the Trust (except retirement plan accounts) can arrange to have a pre-authorized amount ($100 minimum) drawn on their bank account and automatically invested in the specific Fund(s) of the Trust on a specified day of each month. An authorization agreement which contains details of the plan can be obtained from the Shareholder's Wayne Hummer investment executive. The Systematic Investment Plan may be terminated by the Trust at any time and by the Shareholder at any time by notifying his or her investment executive.

  PAYROLL DIRECT DEPOSIT PLAN. Once a Shareholder meets the minimum initial investment requirement of the specific Fund(s), additional Shares of the respective Fund(s) may be purchased through Payroll Direct Deposit. Through this Plan, periodic investments (minimum $100) are made automatically from the Shareholder's payroll check into his or her existing Trust account. By enrolling in the Plan, the Shareholder authorizes his or her employer or its agents to deposit a specified amount from the Shareholder's payroll check into the Trust's bank account for the purchase of additional Shares. In most cases, the Shareholder's Trust account will be credited the day after the amount is received by the Trust's bank. In order to participate in the Plan, the Shareholder's employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

  To establish Payroll Direct Deposit, a Shareholder should call his or her investment executive to obtain an Authorization for Payroll Direct Deposit. Once the Plan is established, a Shareholder may alter the amount of the deposit, alter the frequency of the deposit, or terminate participation in the Plan by notifying his or her employer.

  EXCHANGE PRIVILEGE. Shareholders of the Trust have the unlimited privilege (without charge) of exchanging their Shares of the Growth Fund or the Income Fund for each other or for shares of the Wayne Hummer Money Fund Trust, a money market mutual fund (the "Money Fund"). Similarly, shares of the Money Fund may be exchanged for Shares of the Growth Fund and/or the Income Fund without charge. A Shareholder desiring to utilize the exchange privilege should contact his or her Wayne Hummer investment executive at the phone number or address shown on the cover of this prospectus to obtain information about the Money Fund and exchange procedures. However, exchanges may only be made for such Funds which are available for sale in the Shareholder's state of residence. No guarantee can be made as to the availability of the telephone exchange privilege (or the telephone redemption privilege discussed below) during emergency situations or unusual market conditions. Before exchanging Trust Shares, Shareholders should read the Money Fund prospectus carefully. Exchanges will be effected through the redemption of Trust Shares tendered for exchange and the purchase of Money Fund shares at their respective net asset values next determined after receipt by Wayne Hummer of the exchange request. For federal income tax purposes, an exchange constitutes a sale with respect to which a gain or loss may be realized depending upon whether the value of the Trust Shares being exchanged is more or less than the Shareholder's adjusted cost basis.

  RETIREMENT PLANS. Wayne Hummer provides several prototype self-directed retirement plans, including an Individual Retirement Account Plan, a Simplified Employee Pension Plan and a Defined Contribution Plan (formerly "Keogh Plan"), through which an investor may invest in the Trust on a tax-sheltered basis. The minimum initial purchase

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

of Growth Fund Shares with respect to each account under the various types of retirement plans is $500 and subsequent investments must be at least $200. The minimum initial purchase of Income Fund Shares with respect to each account under the various types of retirement plans is $2,000 and subsequent investments must be at least $500. Orders for Trust Shares to be purchased for a retirement plan account must be placed by Wayne Hummer. A retirement plan account may combine investments in Trust Shares with investments in shares of Wayne Hummer Money Fund Trust or in other securities purchased through Wayne Hummer.

  Additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, may be obtained by calling Wayne Hummer at the telephone numbers shown on the cover of this prospectus or by writing to Wayne Hummer, Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

                             REDEMPTION OF SHARES

  Trust Shares may be redeemed without charge at any time at their net asset value next determined after the redemption order is received in proper form. The value of a Shareholder's Trust Shares upon redemption may be more or less than the cost of such Shares, depending on the net asset value of the Trust's Shares at the time of redemption.

  A Shareholder may redeem Trust Shares through his or her Wayne Hummer investment executive by telephone, mail or in person. Such redemption requests should state the Shareholder's account number. A redemption request received by Wayne Hummer prior to the close of trading on the New York Stock Exchange is effected that day and the proceeds credited to the Shareholder's Wayne Hummer brokerage account the next business day. A redemption request received after the close of trading will be effected the next business day. The telephone redemption procedure may be terminated by the Trust or Wayne Hummer at any time. If, at the time the redemption request is made, a Shareholder has requested that Wayne Hummer transmit the redemption proceeds by mail, the proceeds normally will be mailed on the day they are credited to the Shareholder's Wayne Hummer brokerage account, or, if the request to transmit the proceeds by mail is made subsequent to the request to redeem, on the next business day after receipt of the Shareholder's request to transmit the proceeds by mail. In either event, payment will be made within seven days after the redemption is effected or the request to transmit proceeds is received. The Trust may suspend the right of redemption and may postpone the date of payment for Shares for more than seven days under certain unusual circumstances. See "DETERMINATION OF NET ASSET VALUE."

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem Shares (other than Shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of the Shareholder's account is less than $750 in the case of the Growth Fund or $2,000 in the case of the Income Fund unless this is due to a decline in the market value of the Trust's assets. In such event, a Shareholder first will be notified that the value of his or her total investment is less than the minimum and allowed two months to make an additional investment before the redemption is made. The proceeds of any such redemption will be credited to the Shareholder's Wayne Hummer brokerage account, if applicable, or will be sent to the Shareholder by mail.

    TRANSACTIONS THROUGH BROKER-DEALERS AND AGENTS OTHER THAN WAYNE HUMMER

  Shares may be purchased or redeemed through broker-dealers or agents appointed by Wayne Hummer, who may charge Shareholders a fee for their services. The Fund may agree to modify or waive its purchase and redemption procedures or requirements in order to facilitate these transactions.

                            MANAGEMENT OF THE TRUST

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser of the Trust and provides the Trust with operating facilities and management and portfolio accounting services and serves as investment adviser to the Money Fund, as well as to various individual, institutional and fiduciary accounts. The Investment Adviser, organized in 1981, is owned by the members of Wayne Hummer, a securities brokerage firm, which acts as Shareholder Service Agent and Distributor for the Trust.

  Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for management of the Trust's Funds and reviews the holdings of the Funds in light of its own research analysis and information from other relevant sources. The Investment Adviser determines the securities to be purchased, held and sold by the Funds and places all orders.

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

  Thomas J. Rowland is the portfolio manager of the Growth Fund. Mr. Rowland, a member of Wayne Hummer, joined Wayne Hummer in 1987. He serves as president of both Wayne Hummer Management Company and the Trust. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a Chartered Financial Analyst, a Fellow of the Financial Analysts Federation, a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago, and the Security Traders Association of Chicago.

  David P. Poitras is the portfolio manager of the Income Fund. Mr. Poitras, a member of Wayne Hummer, joined Wayne Hummer in 1985. He serves as vice president of the Trust and President and portfolio manager of the Wayne Hummer Money Fund Trust. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

  As compensation for its advisory and management services to the Trust, the Investment Adviser receives an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser receives an annual fee of .80 of 1% of the average daily net assets of the Growth Fund up to $100 million, plus
 .65 of 1% of the next $150 million of average daily net assets, plus .50 of 1% of average daily net assets in excess of $250 million, and an annual fee of
 .50 of 1% of the average daily net assets of the Income Fund up to $100 million, plus .40 of 1% of the next $150 million of average daily net assets, plus .30 of 1% of average daily net assets in excess of $250 million. The advisory fees paid by the Growth Fund are higher than fees paid by most other mutual funds, including funds with different investment objectives such as money market funds. The Investment Adviser has agreed to waive its fees for a particular Fund to the extent that such Fund's ordinary operating expenses during any fiscal year exceed 1.5% of the average daily net assets of the Fund. Expenses which are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items. Wayne Hummer Management Company bore all of the initial organizational costs of the Income Fund and all expenses relating to the initial registration of the Income Fund's Shares.
Such costs and expenses up to $60,000 will be reimbursed by the Trust to Wayne Hummer Management Company in twenty (20) equal quarterly installment payments, the first installment of which became due on the ninetieth day next following the day on which the Income Fund commenced investment operations and was paid within such time period.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement. The Investment Adviser maintains the accounting books and records pertaining to each Fund that constitute the record forming the basis for financial statements of the Funds; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the net asset value of each Fund; maintains all records of a financial nature to each Fund's transactions; and processes special ledgers and other reports when requested. As compensation for its accounting services to the Trust, the Investment Adviser receives an annual fee of .01 of 1% of average daily net assets of each Fund, which is computed and accrued daily and payable monthly; but such fee shall not exceed $15,000 per Fund per annum. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services and the license for use of portfolio accounting software, and for other out-of-pocket costs which are incurred in providing the pricing and software services.

  Wayne Hummer acts as the Distributor of the Trust's Shares and the Shareholder Service Agent to provide information and services to existing and potential Shareholders, such as: processing new Shareholder account applications, converting funds into or advancing federal funds for the purchase of Shares, handling purchase orders and redemption requests, and answering questions concerning the Trust and Shareholders' transactions with the Trust. Wayne Hummer does not receive any compensation for its services as the Trust's Distributor, though it may be reimbursed by the Trust for certain out-of-pocket costs which it advances on behalf of the Trust in connection with its services as Shareholder Service Agent such as postage, data entry, stationery, and all external forms or other printed material. Any such reimbursable expenses will be monitored for reasonableness by the Treasurer of the Trust. Further information with respect to the management of the Trust is contained in the Trust's Statement of Additional Information under "Management of the Trust" and "Investment Advisory and Other Services."

                                     LOGO

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Trust distributes to Shareholders substantially all of its net ordinary income and any net capital gains realized from the sale of portfolio securities. The Growth Fund normally declares ordinary income dividends in April, July, October and December. The Income Fund normally declares ordinary dividends monthly. Net realized capital gains for both Funds, if any, will be paid in late April and December.

  Dividends and capital gains distributions are automatically reinvested in Fund Shares at net asset value on the payable date, without a sales charge, unless the Shareholder instructs otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Dividends are taxable to Shareholders whether they are received in cash or reinvested in additional Shares, as described below.

                                     TAXES

  Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its net investment income and net realized capital gains distributed to Shareholders.

  Dividends paid by the Funds from their net investment income and distributions of the Fund's net realized capital gains are taxable to Shareholders whether they are paid in cash or are reinvested in additional Shares. For federal income tax purposes, distributions of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income, while distributions of long-term capital gains are taxable to Shareholders as long-term capital gains regardless of the length of time the Shareholder has held Shares of a Fund. Under current law, long-term capital gains received by corporations are taxed at the same rates as ordinary income; long-term capital gains received by individuals are taxed at a maximum rate of 28%.

  Dividends and distributions declared by the Funds in October, November or December to Shareholders of record as of a date in one of those months and paid before the following February 1 are treated as paid for federal income tax purposes on December 31 of the calendar year in which declared. A portion of the ordinary income dividends paid by the Growth Fund are expected to be eligible for the dividends-received deduction available to corporate Shareholders. Only a small portion, if any, of the ordinary income dividends paid by the Income Fund are expected to qualify for the dividends-received deduction. Capital gains distributions are not eligible for the dividends-received deduction. Not later than 60 days after the Trust's fiscal year end, the Trust will send to its Shareholders a notice designating the amount of any capital gain distributions, and for corporate Shareholders any distributions eligible for the dividends-received deduction, which were made during such year. Shareholders are advised to consult with their tax advisors concerning their individual tax situations.

  A dividend received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder's cost by dividends representing gains realized on sales of securities, such distributions would be a return of investment though taxable as stated above.

  Any unlisted security for which last sale information is not regularly reported, any listed debt security which has an inactive listed market for which over-the-counter market quotations are not readily available and all other securities and assets are valued for each particular Fund by appraisal at its fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

  The Trust may suspend the determination of net asset value and the processing of orders, the payment of redemption proceeds and postpone the date of payment for redeemed Shares for more than seven days under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of Shareholders.

                                      LOGO

  The Funds are required by law to withhold federal income tax at a rate of 31% from taxable distributions and redemption proceeds paid to Shareholders who do not furnish their correct taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.

                            PERFORMANCE INFORMATION

  GROWTH AND INCOME FUNDS. From time to time, in advertisements or reports to shareholders, each Fund may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell Mid-Cap Index, the Lehman Brothers Bond Indices and the Merrill Lynch Bond Indices. Such Fund may also quote mutual fund quotation services, such as Lipper Analytical Services, Inc. or similar industry services, or industry publications such as Morningstar, Inc., Wall Street Journal, Investor's Daily, Forbes, Barron's, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative for purposes of comparing their rank or performance to that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of the Fund.

  Additionally, from time to time, a Fund may quote average annual total return, total return and yield figures for its performance in advertisements and other materials furnished to present or prospective Shareholders. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  Average annual total return and total return figures measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the particular Fund for the period in question, assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in such Fund during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of such Fund) ending on a recent calendar quarter. Average annual total return figures represent the compound annual percentage change in the value of a specific dollar invested in such Fund's shares for the period in question. Total return figures represent the aggregate percentage or dollar value change over the entire measurement period.

  Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the particular Fund's net asset value per share at the end of the period. Yield is expressed as an annualized figure representing what such Fund's annual yield would be if the Fund generated the same level of monthly net investment income over the one-year period. Semi-annual compounding is assumed for the Income Fund.

  The Funds' shares are sold at net asset value, and performance and net asset value will fluctuate. Shares of each Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Please refer to the Statement of Additional Information under "Performance Information" for further information concerning performance of a particular Fund.

                             DESCRIPTION OF SHARES

  The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest ("Shares") in one or more separate series. Only two series are currently established, which are designated as the "Growth Fund" and the "Income Fund." Each Share of a Fund of the Trust is without par value, represents a proportionate interest in that Fund equal to the proportionate interest represented by each other Share in that Fund, and is entitled to such dividends and distributions as are declared by the Trustees. Upon liquidation of a Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting rights nor any preemptive or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. Certificates representing the Shares are not issued. State Street Bank and Trust Company, the Trust's Transfer Agent, maintains a record of each Shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust Shares made for his or her account including reinvestment of dividends or other distributions.

                                      LOGO

  SHAREHOLDER VOTING RIGHTS. As a general rule the Trust will not hold annual or other meetings of Shareholders. Under the Trust Agreement, Shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the Investment Company Act of 1940 (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of Shareholders, if any, and until the election and qualification of his or her successor or until such Trustee sooner dies, resigns, retires or is removed by vote of at least two-thirds of the Shares entitled to vote or a majority of the Trustees. Each Share is entitled to one vote for each Trustee to be elected and one vote on each other matter presented to Shareholders for a vote.

  The Trust Agreement provides that on any matter submitted to a vote of the Shareholders, all Shares entitled to vote, irrespective of Fund shall be voted in the aggregate and not by Fund except if the Trustees have determined that the matter affects only one Fund or as required by the Investment Company Act of 1940. Thus, voting with respect to certain matters will be by Fund (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Shareholders without regard to Fund (such as election of Trustees and the ratification of the selection of independent auditors).

  SHAREHOLDER LIABILITY. The Trust is organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that Shareholders of a particular Fund will be entitled to reimbursement from the general assets of that Fund. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                        DETERMINATION OF NET ASSET VALUE

  GROWTH AND INCOME FUNDS. The net asset value per Share for each Fund is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the Exchange (generally 3:00 p.m., Chicago time) and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the particular Fund so as to affect materially the net asset value of the Shares of such Fund. The net asset value per Share for each Fund is computed by dividing the value of the portfolio of securities of the particular Fund plus any other assets minus all liabilities by the total number of such Fund's Shares outstanding. Expenses, including the fees payable to the Investment Adviser and amounts reimbursable to the Shareholder Service Agent, are accrued daily.

  In valuing the Growth Fund's securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale price is between the closing bid and asked prices of the current day. If such last reported sale price is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices. In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                                      LOGO

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

  Additional information concerning performance results of the Trust is contained in the Annual and Semi-Annual Reports which are available upon request without cost from the Trust.

                                      LOGO

                      STATEMENT OF ADDITIONAL INFORMATION

                         WAYNE HUMMER INVESTMENT TRUST

                             A NO-LOAD MUTUAL FUND
                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

             CHICAGO RESIDENTS CALL.........(312) 431-1700

             TOLL FREE......................(800) 621-4477

                               ----------------

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE FUND'S PROSPECTUS. THIS STATEMENT PROVIDES ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED JULY 25, 1997. THE PROSPECTUS MAY BE OBTAINED AT NO CHARGE BY TELEPHONING WAYNE HUMMER INVESTMENTS L.L.C., THE FUND'S DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT, AT ONE OF THE ABOVE NUMBERS OR BY WRITING TO THE ABOVE ADDRESS.

  The date of this Statement of Additional Information is July 25, 1997

                               TABLE OF CONTENTS

                               ----------------

                                                                            PAGE
                                                                            ----
BACKGROUND.................................................................  B-1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................  B-1
  Growth Fund..............................................................  B-1
  Income Fund..............................................................  B-1
MANAGEMENT OF THE TRUST.................................................... B-10
  Trustees................................................................. B-10
  Officers................................................................. B-10
INVESTMENT ADVISORY AND OTHER SERVICES..................................... B-11
  Investment Adviser....................................................... B-11
  Distributor and Shareholder Service Agent................................ B-14
BROKERAGE ALLOCATION....................................................... B-15
PERFORMANCE INFORMATION.................................................... B-16
SHAREHOLDER VOTING RIGHTS.................................................. B-17
  Other Matters............................................................ B-18
SHAREHOLDER LIABILITY...................................................... B-18
  Limitation of Liability.................................................. B-18
TRUST NAME................................................................. B-18
PURCHASE, REDEMPTION AND PRICING OF SHARES................................. B-19
  Determination of Net Asset Value......................................... B-19
TAXES...................................................................... B-20
  Federal Income Tax....................................................... B-20
  Other Taxes.............................................................. B-20
INDEPENDENT AUDITORS....................................................... B-21
CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT........................... B-21
LEGAL COUNSEL.............................................................. B-21
REPORTS TO SHAREHOLDERS.................................................... B-21
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS.................... B-21

                                  BACKGROUND

  Wayne Hummer Investment Trust (the "Trust") is a no-load, diversified, open-end management investment company the beneficial units ("Shares") of which are offered in two funds. The Trust is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 29, 1983 ("Trust Agreement"). Shares of the Trust are distributed by Wayne Hummer Investments L.L.C. ("Wayne Hummer" or the "Distributor" and "Shareholder Service Agent")(1). Wayne Hummer Management Company (the "Investment Adviser") is responsible for the management of the Trust's investment funds subject to the review of the Trust's Board of Trustees. The Trust is intended to provide its investors (referred to individually as "Shareholder" and collectively as "Shareholders") with access to professional advice and portfolio management resources that are normally beyond the reach of most individual investors. The Trust Agreement provides that the Trust may issue Shares in one or more series (referred to individually as "Fund" and collectively as "Funds"). Presently, only two Funds are authorized--the "Growth Fund" and the "Income Fund." Shares of the Growth Fund were first offered to the public on December 30, 1983 and shares of the Income Fund on December 1, 1992. See "DESCRIPTION OF SHARES" in the Trust's prospectus dated July 25, 1997 (the "Prospectus").

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  GROWTH FUND. As stated in the Prospectus, the Growth Fund's primary investment objective is long-term capital growth. Current income is a secondary objective. Investments generally will be made in companies which the Growth Fund's investment adviser believes to have an ability to achieve the Growth Fund's investment objectives. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  INCOME FUND. As stated in the Prospectus, the Income Fund's investment objective is to maximize total return, including a competitive level of current income, consistent with investing primarily in publicly-traded investment grade securities. See "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS" in the Prospectus.

  Each Fund of the Trust has adopted certain investment restrictions which, together with the investment objectives and fundamental policies of such Trust, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present or (b) more than 50% of the outstanding shares of the Fund.

  The following investment restrictions, which cannot be changed without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.
--------
(1) Prior to April 1, 1996, Wayne Hummer & Co. was the Trust's Distributor and Shareholder Service Agent. Effective as of April 1, 1996, Wayne Hummer & Co., which was organized as an Illinois limited partnership, was reorganized as a Delaware limited liability company and is now known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. became voting members of Wayne Hummer Investments L.L.C.

    (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

    (3) Make investments for the purpose of exercising control or management.

    (4) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Fund's total assets would be invested in such securities.

    (5) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

    (6) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

    (7) Make short sales of securities or maintain a short position.

    (8) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (9) below.

    (9) Lend its portfolio securities in excess of 20% of its total assets; provided that such loans may be made only to New York Stock Exchange member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus, and provided further that such loans shall be in accordance with guidelines established by the Securities and Exchange Commission for such loans and by the Board of Trustees of the Trust including maintaining collateral from borrowers at least equal at all times to the current value of the securities loaned.(2)

    (10) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (9) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraphs (15) and (16) above, and then such mortgaging, pledging or hypothecating may not exceed 15% of the Fund's total assets.

    (11) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    (12) (Growth Fund only) Invest in securities for which there are legal or contractual restrictions on resale or for which there is no readily available market, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

    (13) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, more than 5% of the Fund's total assets would be invested in the securities of such issuer.
--------
(2) Neither Fund has in the past engaged in the practices of lending its portfolio securities as permitted under paragraph (9) or borrowing amounts as permitted under paragraphs (15) and (16) and neither Fund has a present intention to do so. Shareholders will be notified of any changes in these practices.

    (14) Issue any senior securities except to the extent permitted under the Investment Company Act of 1940.

    (15) (Growth Fund only) Borrow amounts aggregating more than 5% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

    (16) (Income Fund only) Borrow amounts aggregating more than 10% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The following additional investment restrictions, which may be changed by the Board of Trustees without Shareholder approval, apply to each of the Funds except as indicated to the contrary.

  The Fund may not:

    (17) Purchase or sell interests in oil, gas or other mineral exploration or development programs.

    (18) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may purchase put and call options, including put and call options on stock indices, to the extent permitted under paragraph (22) below, and may write covered call options on individual portfolio securities.

    (19) Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets would be invested in such securities.(3)

    (20) Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 5% of its total assets would be invested in such securities.(3)

    (21) Purchase or retain the securities of any issuer, if those officers, trustees and directors of the Fund, its Investment Adviser or any parent or subsidiary thereof, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

    (22) Purchase put and call options, including put and call options on stock indices, if the total cost of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

    (23) (Growth Fund only) Invest in warrants if at the time of acquisition more than 2% of its total assets would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.(4)

    (24) (Income Fund only) Invest in financial futures contracts and options on financial futures contracts, unless the aggregate of the contract value of the outstanding futures contracts and futures contracts subject to outstanding options written by the Income Fund does not exceed 50% of the total assets of the Income Fund.

    (25) (Income Fund only) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.
--------
(3) Although permitted to a limited extent under paragraphs (19) and (20), respectively, neither Fund has in the past invested in foreign securities not publicly traded in the United States or in securities of companies having a record of less than three years of continuous operations. Neither Fund has the present intention to begin using these investment practices. Shareholders will be notified of any change in this intention.
(4) Although permitted to a limited extent under paragraph (23), the Growth Fund has not in the past invested in warrants. The Growth Fund has no present intention to begin using this investment practice. Shareholders will be notified of any change in this intention.

  In order to permit the sale of Shares of each of the Funds in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Board of Trustees determine that any such commitment is no longer in the best interests of the Fund and its Shareholders, the Fund will revoke the commitment by terminating the qualification of its Shares in the state(s) involved. In such event, the right of Shareholders in any such state(s) to purchase additional Shares may be restricted.

  If any applicable percentage limitations contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, the Fund will not be required to dispose of such securities in the event that the percentage restriction is subsequently exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, if the percentage restrictions contained in paragraph (9) or in paragraphs (15) and (16) are violated due to a subsequent fluctuation in portfolio value, the Fund shall be entitled, as a condition which shall be a part of all loans subject to paragraph (9) and all borrowings subject to paragraphs (15) and (16), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

  The following discussion applies to each of the Funds except as indicated to the contrary.

LENDING OF FUND SECURITIES

  In connection with any loan of portfolio securities made by either of the Funds as permitted under paragraph (9), certain conditions must be met: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities that are of the same class and issue as those loaned. In the event that the borrower of loaned portfolio securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated, as defined in the Investment Company Act of 1940, with the Fund in connection with the arranging of such loans.

OPTIONS ON SECURITIES

  As discussed in the Prospectus, each Fund may engage in options transactions in accordance with its investment objectives and policies. The Fund may purchase put and call options to the extent permitted under paragraph (22) above and may write covered call options on individual portfolio securities having an aggregate market value of up to 25% of the net assets of the Fund. The Fund may enter into closing transactions, exercise its options or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to its investment adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. Neither Fund currently engages in or currently plans to engage in the practice of writing covered call options.

  A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times the Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which the Trust's investment adviser may, if it chooses, permit to expire.

  When the Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of its securities, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Fund does not consider a security covered by a call to be "pledged" as that term is used in paragraph (10) above limiting the pledging or mortgaging of its assets. If an option written (sold) by the Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by the Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, the Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

  As part of its options transactions, each of the Funds may also purchase index options. Through the purchase of index options the Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, the Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

FINANCIAL FUTURES CONTRACTS

  The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

  Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into by the Fund.

  There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

  The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.

REPURCHASE AGREEMENTS

  The Income Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Income Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Income Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Income Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment adviser to present minimal credit risk. The Trust's investment adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Income Fund may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Income Fund's 15% limitation in illiquid securities.

DELAYED DELIVERY TRANSACTIONS

  The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

  To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable.

COLLATERALIZED MORTGAGE OBLIGATIONS

  As described in the Prospectus, the Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

MORTGAGE-BACKED SECURITIES

  As discussed in the Prospectus, the Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Income Fund. This principal is returned to the Income Fund at par. As a result, if a mortgage security was trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  The Income Fund may also invest in the securities of certain supranational entities, such as the International Development Bank.

ASSET-BACKED SECURITIES

  As described in the Prospectus, the Income Fund may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

TIME DEPOSITS, CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

  The Income Fund may invest in time deposits ("TDs"), certificates of deposits ("CDs") and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will not be purchased by the Income Fund and TDs maturing from two business through seven calendar days will not exceed 10% of the Income Fund's total assets. Investments in TDs generally are limited to domestic banks having total assets in excess of one billion U.S. dollars or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

  Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities. In addition, state banks whose CDs may be purchased by the Income Fund are insured by the FDIC (although such insurance may not be of material benefit to the Income Fund, depending upon the principal amount of the CDs of each bank held by the Income Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.

  As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

RATING OF SECURITIES

  The Income Fund may invest in securities that are given ratings by Moody's and S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. Neither event will require a sale of such security by the Income Fund. However, the Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

                            MANAGEMENT OF THE TRUST

  The Trustees and executive officers of the Trust, their ages and their principal occupations are set forth below. Unless otherwise noted, the address of each of the following persons is 300 South Wacker Drive, Chicago, Illinois 60606.

TRUSTEES

  STEVEN R. BECKER (46), Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and Former Vice President, Wayne Hummer Management Company.*(5)

  PHILIP M. BURNO (65), Chairman, Board of Trustees of the Trust; Member, Wayne, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., Director, Wayne Hummer Management.*(5)

  CHARLES V. DOHERTY (63), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Director, Lakeside Bank, Chicago, Illinois (Illinois State Chartered Bank); Managing Director, Madison Asset Group, Chicago, Illinois (Registered Investment Adviser); President and Director, Doherty Zable & Co. (Certified Public Accountants); September 1, 1989 to December 31, 1992, President and Chief Operating Officer, Midwest Stock Exchange (now, Chicago Stock Exchange).(5)

  JOEL D. GINGISS (54), 207 Hazel, Highland Park, Illinois 60035; Assistant States Attorney, Lake County, Illinois September, 1993 to Present; Former Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); Past President, International Franchise Association.(5)

  PATRICK B. LONG (54), 101 North Main Street, Ann Arbor, Michigan 48104; Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research).

  EUSTACE K. SHAW (72), 200 First Avenue E., Newton, Iowa 50208; President, B.
F. Shaw Printing Co.; Chairman of the Board of Directors, B. F. Shaw Printing Co.; Former Publisher, Newton Daily News.

  The Trustees serve in similar capacities with the Wayne Hummer Money Fund
Trust.

OFFICERS

  THOMAS J. ROWLAND (51), President of the Trust; Vice President, Wayne Hummer Money Fund Trust and President, Wayne Hummer Management Company (formerly Vice President of the Trust and Wayne Hummer Management Company); Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.;

  DAVID P. POITRAS (36), Vice President of the Trust; President, Wayne Hummer Money Fund Trust since 1993; Vice President, Wayne Hummer Management Company since May, 1992; Member,
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Fund, the Investment Adviser and/or the Distributor.
(5)Member of the Executive Committee of the Trust. The Executive Committee is elected by the Board of Trustees and is composed of four Trustees, two of whom are interested persons as defined in the Investment Company Act of 1940. The Executive Committee is authorized to exercise such powers and authority of the Board of Trustees, as the Board of Trustees may determine, when the Board of Trustees is not in session and as are consistent with law.

Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co., since January, 1992 and Bond Department Manager, Wayne Hummer.

  JEAN M. MAURICE (34), Secretary and Treasurer of the Trust and Treasurer, Wayne Hummer Money Fund Trust since March, 1988; Administrative Assistant for the Trust and Wayne Hummer Money Fund Trust, prior thereto.

  Wayne Hummer Management Company, the Investment Adviser, pays all compensation of the officers of the Trust and the compensation of all Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays each Trustee who is not an interested person of the Trust $2,000 per year, plus $500 and expenses for each Board and committee meeting attended.

  The following table sets forth the compensation received by all trustees of the Trust for the fiscal year ended March 31, 1997. The information in the last column of the table sets forth the total compensation received by all trustees for calendar year 1996 for service as a trustee of the Trust and the Wayne Hummer Money Fund Trust.

                                                         PENSION OR
                                                         RETIREMENT
                                                          BENEFITS     TOTAL
                                             AGGREGATE    ACQUIRED  COMPENSATION
                                            COMPENSATION AS PART OF HUMMER FUNDS
                                              FROM THE     TRUST      PAID TO
      TRUSTEE                                  TRUST      EXPENSES    TRUSTEES
      -------                               ------------ ---------- ------------
      Steven R. Becker.....................    $    0       $ 0        $    0
      Philip M. Burno......................         0         0             0
      Charles V. Doherty...................     5,000         0         9,000
      Joel D. Gingiss......................     6,000         0        10,500
      Patrick B. Long......................     5,000         0         9,000
      Eustace K. Shaw......................     5,000         0         9,000

  As of June 30, 1997, the Trustees and officers as a group beneficially owned less than 1% of the outstanding Shares of the Trust. As of June 30, 1997, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 3.72% and 4.42%, respectively, of the outstanding Shares of the Growth Fund and the Income Fund, being 3.92% of the aggregate outstanding Shares of the Trust. Messrs. Rowland, Cannova, Reilly, Kratzer and Poitras, as trustees of the Retirement Plan may be deemed to hold beneficial ownership of the percentage of Shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are also Members of Wayne Hummer, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company, the Trust's Investment Adviser.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management services under the terms of an Investment Advisory and Management Agreement. The Investment Adviser was organized on November 30, 1981, and also serves as investment adviser to the Wayne Hummer Money Fund Trust, a diversified open-end investment company.

  The shareholders of the Investment Adviser are the voting members of Wayne Hummer, a Delaware limited liability company, who own shares in proportion to their percentage of voting membership interest. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's Distributor and Shareholder Service Agent.

  As noted in the preceding discussion of Trustees and officers, certain of the members of Wayne Hummer are also officers, directors or employees of the Investment Adviser, as well as officers and interested persons, as defined in the Investment Company Act of 1940, of the Trust. Moreover, Wayne Hummer may be deemed an affiliated person of the Investment Adviser and the Trust.

  Subject to the review of the Board of Trustees, the Investment Adviser is responsible for the management of the Trust and reviews the portfolio holdings of each of the Funds in light of its own research analysis and information from other relevant sources.

  The investment decisions for the Funds are reached independently from one another and from those for Wayne Hummer Money Fund Trust ("WHMFT"), the other investment company managed by the Investment Adviser. WHMFT may, however, make investments in money market instruments at the same time as one or both of the Funds. When one or both Funds and WHMFT have funds available for investment in or wish to sell money market instruments, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to WHMFT and the Trust. In some cases this procedure may affect the size or price of the position obtainable for the Trust. It is the opinion of the Board of Trustees that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

  The executive officers and directors of the Investment Adviser are as follows:

    Harry Flagg Baum, Director; Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip M. Burno, Director; Philip Wayne Hummer, Director and Chairman, David P. Poitras, Vice President; William A. Rogers, Director and Secretary; Thomas J. Rowland, President; Mark H. Dierkes, Vice President; and Damaris E. Martinez, Vice President, Administration.

  The Investment Adviser is obligated, among other things: to provide investment advisory and portfolio management services; to furnish administrative services, office space and basic facilities for management of the Trust's affairs (other than distribution of the Trust's Shares and the furnishing of Shareholder services); and to pay the compensation of all officers and other personnel of the Trust for their services to the Trust as well as the compensation of the Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays all other expenses incurred in the operation of the Trust including, among other things: brokerage commissions and other transaction costs in connection with the purchase or sale of portfolio securities; taxes; expenses for legal, auditing and accounting services; costs of preparing, typesetting, printing and mailing prospectuses, Shareholder reports, proxy materials (pertaining to solicitations by the Trust or its Board of Trustees) and notices to Shareholders of the Trust; costs of preparing and filing reports with regulatory agencies; charges of the Custodian, Transfer Agent and Distributor and Shareholder Service Agent; premiums for insurance carried by the Trust pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940 or otherwise required by law or deemed desirable by the Board of Trustees; expenses related to the computation of daily net asset value; expenses related to the issuance or redemption of Shares; expenses of registering, qualifying and maintaining registration and qualification of the Trust or its Shares under federal, state and other laws; fees and out-of-pocket expenses of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Trust; expenses incident to holding meetings of the Trust's Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, as well as expenses incident to holding meetings of the Board of Trustees and committees of the Board of Trustees; interest expenses; costs incident to generating and mailing confirmations and periodic statements to

Shareholders; fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member; and other expenses properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

  Under the Investment Advisory and Management Agreement in effect since August 1, 1988, as amended, the Investment Adviser receives as compensation for its services to the Growth Fund an annual fee equal to .80 of 1% of the average daily net assets of the Growth Fund up to $100 million, plus .65 of 1% of the next $150 million of average daily net assets, plus .50 of 1% of average daily net assets in excess of $250 million. Such fees are computed and accrued daily and payable monthly. For the Income Fund, the Investment Adviser receives an annual fee of .50 of 1% of the average daily net assets up to $100 million, plus .40 of 1% of the next $150 million of average daily net assets, plus .30 of 1% of average daily net assets in excess of $250 million. The advisory fee provided for in the Advisory Agreement is similar to that of comparably sized funds with similar investment objectives and policies but is higher than fees paid by most other mutual funds with different investment objectives, such as money market funds. For the fiscal years ended March 31, 1997, 1996 and 1995, the total advisory fees incurred by the Growth Fund were $817,835, $785,739 and $721,072, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the total advisory fees incurred by the Income Fund were $119,230, $131,344 and $141,795, respectively.

  The Investment Adviser has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including the fee of the Investment Adviser, exceed either (1) 1.5% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's Shares are qualified for sale, as such limitations may be increased or decreased from time to time, and if required by such laws or regulations, to reimburse the Fund for certain expenses in excess of any applicable expense limitation. It is believed that the most restrictive such state limitation is currently 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1.5% of average daily net assets over $100 million. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items such as litigation costs. For the fiscal years ended March 31, 1997, 1996 and 1995, the Investment Adviser was not required to reimburse the Trust for any expenses in excess of any applicable expense limitation or to waive its fees.

  The Investment Advisory and Management Agreement (as amended) was approved
(i) at the May 2, 1997 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Growth Fund's outstanding shares at a special meeting of Shareholders held on July 19, 1988. An Amendment to the Investment Advisory and Management Agreement by which the Investment Adviser agreed to render services to the Income Fund was approved (i) at the November 24, 1992 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party, and (ii) by a majority of the Income Fund's outstanding shares by written consent on December 1, 1992. Unless earlier terminated as described below, the Investment Advisory and Management Agreement, as amended, will continue in effect until July 31, 1998, and thereafter if approved annually (i) by the Board of Trustees of the Trust or by a majority of the outstanding Shares of the Trust (as defined under "SHAREHOLDER VOTING RIGHTS") and (ii) by a majority of Trustees who are not parties to such Agreement or interested persons, as defined in the Investment Company Act of 1940, of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Shareholders.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement"). The

Investment Adviser maintains the accounting books and records pertaining to each Fund that constitute the record forming the basis for financial statements of the Funds; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the net asset value of each Fund; maintains all records of a financial nature to each Fund's transactions; and processes special ledgers and other reports when requested.

  Under the Accounting Agreement in effect since November 1, 1994, the Investment Adviser receives as compensation for its accounting services to the Trust, an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser received for the period January 1, 1995 through December 31, 1995 an annual fee of .0025 of 1% of average daily net assets and for the period January 1, 1996 and thereafter an annual fee of .01 of 1% of average daily net assets; but such fee shall not exceed $15,000 per Fund per annum. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs which are incurred in providing the pricing and software services. For the fiscal years ended March 31, 1997, 1996 and 1995, the total portfolio accounting services fees incurred by the Growth Fund were $17,043, $12,099 and $5,196, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the total portfolio accounting services fees incurred by the Income Fund were $19,543, $19,588 and $4,307, respectively.

  The Accounting Agreement was approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Accounting Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party. The Accounting Agreement shall continue in effect until terminated. The Accounting Agreement may be terminated by either party upon sixty days' prior written notice; provided, however, that the Trust may terminate the Accounting Agreement without prior notice in order to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT

  Wayne Hummer, with offices at 300 South Wacker Drive, Chicago, Illinois 60606 acts as Distributor of the Trust's Shares and Shareholder Service Agent. Pursuant to a Distribution Agreement and a Shareholder Service Agreement, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential Shareholders such as: processing new Shareholder account applications; converting funds into or advancing federal funds for the purchase of Shares as well as transmitting purchase orders to the Trust's Transfer Agent; transmitting redemption requests to the Trust's Transfer Agent and transmitting the proceeds of redemption of Shares pursuant to Shareholder instructions when such redemption is effected through Wayne Hummer; providing telephonic and written communications with respect to Shareholder account inquiries and serving as the primary interface with existing and potential Shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential Shareholders. Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing Shareholders as Shareholder Service Agent including such costs as postage; data entry, modification and printout; stationery; tax forms and all external forms or printed material, though it does not receive a fee from the Trust nor is it reimbursed from the Trust for any expenses it incurs in its capacity as Distributor of the Trust's Shares.

  As of January 1, 1991 the Investment Adviser entered into an Agreement with Wayne Hummer whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust Shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services. The Agreement also provides for similar payments to be made by the Investment Adviser to Wayne Hummer for distribution and shareholder services rendered to WHMFT and its shareholders.

  Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as Shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

  The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer, and partners of Wayne Hummer's predecessor Wayne Hummer & Co., for at least the past five years, and are presently members of Wayne Hummer:
William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; William A. Rogers; Robert F. Kahlfeldt; Philip M. Burno; Joseph A. Piekarczyk; G. Ted Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; and Daniel G. Hack. Ronald A. Tyrpin, a member of Wayne Hummer, joined the firm in September, 1992. The George E. Barnes Family Trust(6) is a Class C Member of Wayne Hummer and prior to April 1, 1996 had been a limited partner of Wayne Hummer since April, 1986, and Robert H. Chase(7) is a Class D Member of Wayne Hummer and prior to April 1, 1996, had been a limited partner of Wayne Hummer & Co.(7) since January, 1992.

                             BROKERAGE ALLOCATION

  The Investment Adviser determines the securities to be purchased, held and sold by the Funds and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various broker-dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Fund must base their execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. The Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines that the commission is reasonable in relation to the value of brokerage and research services provided. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends and portfolio strategy. It is not possible to place a
--------

(6) George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.
(7) Robert H. Chase was a general partner of Wayne Hummer & Co. through December, 1991. His address is 1246 Nicolet Circle, Appleton, Wisconsin 54915.

monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed and reviewed by the Investment Adviser's staff, the receipt of such information is not expected to reduce materially the Investment Adviser's cost of performing its obligations under its advisory agreement with the Trust. The information received may be made available to Wayne Hummer for use in serving its customers. Likewise, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Fund securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the Investment Company Act of 1940, of either. The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 1997, 1996, and 1995, were $24,203, $30,300, and $23,385, respectively. For the fiscal years ended March 31, 1997, 1996, and 1995, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund.

                            PERFORMANCE INFORMATION

  As described in the Prospectus, each Fund of the Trust's historical performance may be shown in the form of "average annual total return," "total return" and "yield" figures. These various measures of performance are described below.

  Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the net asset value of the particular Fund.

  The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for the Growth Fund for the one-, five- and ten-year periods ended March 31, 1997 are 11.61%, 9.86% and 10.04%, respectively, and from the date the Growth Fund commenced operations through March 31, 1997 (a 159 month period) the average annual total return is 12.32%. Average annual total return for the Income Fund from the date the Income Fund commenced operations through March 31, 1997 (a 52-month period) is 6.01%, and for the one-year period ended March 31, 1997 is 4.32%.

  The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for the Growth Fund for the one-, five- and ten-year periods ended

March 31, 1997, are 11.61%, 60.02% and 160.31% and from the date the Growth Fund commenced operations through March 31, 1997 (a 159-month period) the total return is 366.23%, respectively. Total return for the Income Fund from the time the Income Fund commenced operations through March 31, 1997 (a 52-month period) is 28.75%, and for the one-year period ended March 31, 1997 is 4.32%.

  The yield for the particular Fund is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The Growth Fund's yield based upon the one-month period ended March 31, 1997 was 1.22%. The Income Fund's yield based upon the one-month period ended March 31, 1997 was 6.47%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                              [(a - b + 1)/6/    ]
                    Yield = 2 [-------------- - 1]
                              [     cd           ]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the offering price per share on the last day of the period.

  In computing yield, the Funds follow certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles.

  The particular Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. The particular Fund's shares are sold at net asset value, and performance figures and net asset value will fluctuate. Factors affecting the Trust's performance include general market conditions, operating expenses and investment management. Shares of each particular Fund are redeemable at net asset value, which may be more or less than original cost.

                           SHAREHOLDER VOTING RIGHTS

  See "DESCRIPTION OF SHARES--Shareholder Voting Rights" in the Prospectus for a discussion of those matters in connection with which Shareholders are entitled to vote. As a general rule the Trust will not hold annual or other meetings of Trust Shareholders; provided, however, that with respect to the election of Trustees, the Trust will, in accordance with the Investment Company Act of 1940, hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and, if as a result of a vacancy in the Board of Trustees less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy will be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding Shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding Shares. Upon the written request of the holders of Shares having a net asset value of $25,000 or constituting 1% of the outstanding Shares of each Fund stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of Shareholders or to disseminate appropriate materials (at the expense of the requesting Shareholders).

  The Trust Agreement specifically authorizes the Board of Trustees to terminate the Trust without Shareholder approval by notice to the Shareholders. The Investment Company Act of 1940, however, prohibits an investment company from changing the nature of its business so as to cease to be an investment company unless such action is authorized by the vote of a majority of its outstanding Shares.

OTHER MATTERS

  The Trust is a trust of the type commonly known as a "Massachusetts business trust." The Trust Agreement and the By-Laws of the Trust are designed to make the Trust similar in many respects to a Massachusetts business corporation. Unlike a corporation, a Massachusetts business trust is not required to issue share certificates. Unless terminated by vote of Shareholders holding at least a majority of the outstanding Shares of a Fund entitled to vote or by the Trustees by written notice to the Shareholders, the Fund will continue without limitation as to duration. As used in this Statement of Additional Information, the term "majority of the outstanding Shares" of the Fund means the vote of the lesser of (1) the holders of 67% or more of the Shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (2) the holders of more than 50% of the outstanding Shares of the Fund.

                             SHAREHOLDER LIABILITY

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation.

  The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, Shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that Shareholders will be entitled to reimbursement from the general assets of the Trust.

  The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the Shareholders for liabilities of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

LIMITATION OF LIABILITY

  The Trust Agreement provides that the Trust shall indemnify the Trustees and officers of the Trust against liability arising in connection with the affairs of the Trust to the fullest extent permitted by law. The Trust Agreement also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.

                                  TRUST NAME

  The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust" effective December 1, 1992.

  Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the Investment Adviser to the Trust and Wayne Hummer is the Distributor and Shareholder Service Agent. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Management Company for destruction all materials in which the Name is used. Wayne Hummer Management Company may exercise control over use of the Name and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name or out of any breach of the License regarding the use of the Name. The Investment Adviser has entered into a similar non-exclusive license for use of the Name with Wayne Hummer Money Fund Trust.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  For a discussion of the manner in which Trust shares are offered to the public, see "PURCHASE OF SHARES" in the Prospectus. Additionally, an investor in the Trust may purchase additional Trust shares through automatic reinvestment of dividends. See "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS" in the Prospectus. For a full description of redemption procedures, see "REDEMPTION OF SHARES" in the Prospectus.

DETERMINATION OF NET ASSET VALUE

  The purchase price for each of the Fund Shares is the net asset value per Share which is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) on each business day and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the particular Fund so as to affect materially the net asset value of the Shares of such Fund. The net asset value per Share for each Fund is computed by dividing the value of the portfolio of securities of the particular Fund plus any other assets minus all liabilities by the total number of such Fund's Shares outstanding. Expenses, including the fees payable to the Investment Adviser and the Distributor and Shareholder Service Agent, are accrued daily.

  In valuing the Growth Fund securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices. In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.

                                     TAXES

  Please refer to information concerning taxes which is found in the Prospectus under the heading "TAXES," which is incorporated herein by reference. The following discussion relates to both Funds.

FEDERAL INCOME TAX

  All distributions of net investment income and net short-term capital gains will be taxable to Shareholders as ordinary income whether received in cash or reinvested in additional Shares. Distributions of long-term capital gains, whether received in cash or reinvested in additional Shares, will be taxable to Shareholders as long-term capital gains, regardless of the length of time the Shareholder has held Shares in a Fund. Under current law, ordinary income distributions and capital gain distributions received by corporate Shareholders will be taxed at the same rate. However, capital gain distributions received by individual Shareholders will be taxed at a maximum rate of 28%. Since distributions reduce net asset value, an investor purchasing Shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such distribution, but the distribution will be taxable. If the net asset value of Shares is reduced by distributions below a Shareholder's cost, such distributions would be taxable even though constituting a return of investment. However, for federal income tax purposes the Shareholder's original cost continues as the tax basis of the Shares and on redemption his or her capital gain or loss generally is the difference between the original cost and the redemption proceeds.

  Any loss recognized on the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent that the Shareholder has received any long-term capital gain distributions on such Shares.

  A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

  The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

  A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

  Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

OTHER TAXES

  The Trust may be subject to tax in certain states where it does business. Further, in those states which have income tax laws, the tax treatment of the Trust and of Shareholders may differ from federal income tax treatment. Shareholders are advised to consult their own tax advisors regarding specific questions as to federal, state or local taxes.

                             INDEPENDENT AUDITORS

  The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The selection of independent auditors is subject to ratification by the Trust's Shareholders when Shareholders' meetings are held.

               CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

  The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not perform any advisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                 LEGAL COUNSEL

  The law firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, acts as legal counsel for the Trust. The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as special counsel to those Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Trust.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

                      FINANCIAL STATEMENTS AND REPORT OF
                             INDEPENDENT AUDITORS

  The financial statements and the report of independent auditors contained in the Growth Fund's and the Income Fund's annual report to Shareholders (each entitled "Annual Financial Statements (Audited)") for the fiscal year ended March 31, 1997, are incorporated herein by reference. The Trust's "Annual Financial Statements (Audited)," unless previously received, must accompany this Statement of Additional Information.

Wayne
Hummer
Growth
Fund

                                    Annual
                             Financial Statements



                                    Audited
                                 March 31, 1997

Wayne
Hummer
Growth
Fund


[PHOTO]
THOMAS J. ROWLAND

Dear Shareholder:

This annual report of the Wayne Hummer Growth Fund (the "Fund") covers its thirteenth complete fiscal year which ended March 31, 1997. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again provide both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 1997, the value of a fund share increased to $28.03 from $26.37 on March 31, 1996, or 6.3%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return would be 11.6%. During this same period the total return of the S&P 500 was 19.8% and the Russell Mid Cap Index, 11.3%, as the mid-cap sector of the market continued to lag the stocks of large market capitalization companies.

The S&P 500, like the Dow Jones Industrial Average, is widely recognized and commonly cited in the financial media as a barometer of stock market activity. Stocks in the S&P 500 represent a broad distribution by industry group, comparable to that of stocks traded on the New York Stock Exchange. In fact, 91% of the total market value of the S&P 500 is composed of companies listed on the New York Stock Exchange.

At calendar year-end, the companies comprising the S&P 500 had a median market capitalization in excess of $5.4 billion, while the stocks in the Fund's portfolio had a significantly smaller median market capitalization of $2.5 billion. This reflects the emphasis placed in the past several years on attempting to identify and acquire promising investments that would generally be characterized as mid-capitalization stocks. We believe, therefore, that the Russell Mid-Cap Index more closely represents the significant characteristics of the Fund. The Russell Mid-Cap Index had a median market capitalization of $2.2 billion. It carries a 19.2 price/earnings ratio on composite estimated 1997 earnings, and had a 15.2% return on shareholders equity last year. The securities in the Fund's portfolio carry a price/earnings ratio of 18.8 on expected 1997 earnings, and had a 17.0% return on shareholders equity last year.

As is evident on the enclosed graph, the performance of the Fund tracked that of the two indices quite closely for much of its history, but developed an obvious negative divergence which became most pronounced in the very strong market performance covering the past two fiscal years. Only a part of the negative variation can be attributed to the Fund's expense ratio which averaged 1.06% (currently 0.99%) over the past five years. Despite its double digit returns in each of the past two years, the Fund significantly lagged the market returns over this two year period. The Fund has historically tended to trail the indices in strong markets and produce its best relative returns in more adverse market environments. Independent assessments of the Fund over the years have characterized it as a relatively low risk fund over all time periods measured, as reflected by its volatility. A standard measure of volatility (or risk) is beta. A lower value connotes less volatility; a higher value, greater volatility compared to the market. The market (S&P 500) beta, or central value, is 1.0. The Fund's beta has consistently fallen in a range of .75-.95.

As discussed at some length in our previous shareholder letter, much of the market strength of the past year was narrowly based on a relatively small group of stocks with huge market values.* We are encouraged that the Fund modestly narrowed its performance divergence against the Russell

Mid-Cap over the past fiscal year, and we remain confident of the validity of our mid-cap emphasis. The Fund paid a $0.06 ordinary dividend and a $1.02 long term gain distribution today, April 23, 1997. As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
April 23, 1997


* For a more complete discussion on this topic, please see our previous shareholder letter, a copy of which is available upon request.

                           PORTFOLIO HIGHLIGHTS


          10 LARGEST HOLDINGS AT MARCH 31, 1997

                                               (% of Total Net Assets)
Illinois Tool Works, Inc                                           5.1
Morton International, Inc                                          4.9
Scherer (R.P.) Corporation                                         4.2
Interpublic Group of Companies, Inc                                3.8
Emerson Electric Co                                                3.5
Cincinnati Financial Corporation                                   3.3
Sara Lee Corporation                                               3.1
Old Republic International Corporation                             3.0
The Boeing Company                                                 2.8
Consolidated Papers, Inc                                           2.8

There is no guarantee that the Fund will continue to hold any one particular security. The composition of the Fund's top holdings is subject to change.


                     PORTFOLIO CHANGES FOR THE QUARTER ENDED
                                 MARCH 31, 1997

                                                          Shares
                                                   --------------------
                                                               Holdings
Additions                                          Increase     3/31/97
---------                                          --------    --------
Fastenal Company                                    30,000       30,000
Schulman (A.), Inc                                  15,000      125,000
STERIS Corporation                                   7,000       30,000

                                                               Holdings
Reductions                                         Decrease     3/31/97
----------                                         --------    --------
AMP Incorporated                                    10,000      40,000
Calgon Carbon Corporation                           40,000         --
Emerson Electric Co                                 15,000      80,000
First of America Bank Corporation                   15,000      35,000
Northern Trust Corporation                          10,000      75,000
UMB Financial Corporation                            5,400      27,172

[line chart]

               WAYNE HUMMER GROWTH FUND VS.
              RUSSELL MID-CAP AND THE S&P 500
                    [GRAPH APPEARS HERE]

           Value of $10,000 Initial Investment
                      (Thousands)

                   WAYNE
                  HUMMER
                  GROWTH           S & P       RUSSELL
       DATE        FUND             500        MID-CAP


        1987        10.00           10.00       10.00
                    10.29           10.18       10.50
                    11.03           10.78       11.20
                     8.99            8.34        8.68
        1988         9.40            9.36        9.17
                     9.71           10.04        9.77
                     9.54            9.95        9.80
                     9.62            9.99       10.10
        1989        10.12           10.74       10.82
                    10.73           11.72       11.76
                    11.64           12.84       13.02
                    11.93           12.62       13.28
        1990        12.03           12.13       12.88
                    12.71           12.58       13.68
                    11.18           10.08       11.80
                    12.53           11.17       12.85
        1991        14.13           13.45       14.73
                    14.37           13.53       14.66
                    14.92           14.53       15.45
                    16.14           15.81       16.75
        1992        16.26           16.06       16.33
                    16.15           16.02       16.62
                    17.12           17.43       17.16
                    17.82           19.26       18.03
        1993        17.88           20.31       18.81
                    17.65           20.63       18.88
                    17.73           21.74       19.37
                    18.45           22.02       19.95
        1994        17.76           21.37       19.19
                    17.55           20.91       19.25
                    18.34           22.10       20.20
                    18.28           21.56       20.20
        1995        20.08           23.80       22.16
                    20.59           25.79       24.26
                    21.36           28.08       26.19
                    22.82           28.98       27.76
        1996        23.32           30.73       29.25
                    23.74           31.60       30.55
                    24.18           32.58       31.49
                    25.53           34.49       34.12
        1997        26.03           34.21       35.03


     WAYNE HUMMER GROWTH FUND                        RUSSELL MID-CAP                               S&P 500
 -----------------------------------      --------------------------------------    -------------------------------------
 PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH        TOTAL RETURN       PERIOD    GROWTH       TOTAL RETURN
  ENDED     OF       CUMU-   AVERAGE       ENDED     OF         CUMU-    AVERAGE     ENDED     OF         CUMU-   AVERAGE
 3/31/97  $10,000   LATIVE   ANNUAL       3/31/97  $10,000     LATIVE    ANNUAL     3/31/97  $10,000     LATIVE   ANNUAL
 -----------------------------------      --------------------------------------    -------------------------------------
  1 Year   11,161    11.61%   11.61%        1 Year   11,133     11.33%    11.33%      1 Year   11,984     19.84%   19.84%
  5 Year   16,002    60.02%    9.86%        5 Year   21,306    113.06%    16.33%      5 Year   21,380    113.80%   16.41%
 10 Year   26,031   160.31%   10.04%       10 Year   34,209    242.09%    13.09%     10 Year   35,037    250.37%   13.36%
 -----------------------------------      --------------------------------------    -------------------------------------

NOTE: The Russell Mid-Cap and the S&P 500 Indices are unmanaged and all returns include reinvested dividends.

                           WAYNE HUMMER GROWTH FUND
                     VALUE OF INITIAL $10,000 INVESTMENT
                                  (Thousands)
                              [GRAPH APPEARS HERE]

$46,623                                           VALUE OF       VALUE OF
                                     NET ASSET   REINVESTED     REINVESTED
      QUARTER ENDED    YEAR            VALUE      DIVIDENDS   CAPITAL GAINS


          31-Dec-83    1983               10           0           0
          31-Mar-84                     9.83           0           0
          30-Jun-84                     9.35       0.058           0
          30-Sep-84                     9.98       0.149           0
          31-Dec-84    1984            10.17       0.245           0
          31-Mar-85                    10.67       0.357           0
          30-Jun-85                    11.12       0.504       0.007
          30-Sep-85                    10.53       0.536       0.006
          31-Dec-85    1985            12.25       0.695       0.007
          31-Mar-86                    13.85       0.857       0.008
          30-Jun-86                    13.88       0.926       0.397
          30-Sep-86                    12.57       0.903       0.359
          31-Dec-86    1986            13.33       1.023       0.381
          31-Mar-87                    16.14       1.309       0.461
          30-Jun-87                    15.84       1.436       1.149
          30-Sep-87                    16.93       1.606       1.228
          31-Dec-87    1987            13.22       1.323       1.557
          31-Mar-88                    13.79        1.43       1.624
          30-Jun-88                    14.19       1.523       1.676
          30-Sep-88                     13.9        1.54       1.642
          31-Dec-88    1988            13.74       1.669       1.821
          31-Mar-89                    14.45       1.756       1.915
          30-Jun-89                    15.13       1.935       2.152
          30-Sep-89                    16.36       2.169       2.327
          31-Dec-89    1989            16.41       2.306       2.656
          31-Mar-90                    16.54       2.324       2.678
          30-Jun-90                    16.96        2.58       3.224
          30-Sep-90                    14.86       2.343       2.825
          31-Dec-90    1990               16       2.843         3.6
          31-Mar-91                    18.04       3.206       4.059
          30-Jun-91                    18.13       3.365       4.242
          30-Sep-91                    18.74       3.609       4.385
          31-Dec-91    1991            20.02       4.142       4.757
          31-Mar-92                    20.17       4.173       4.792
          30-Jun-92                    19.84       4.202       4.883
          30-Sep-92                    20.95        4.56       5.156
          31-Dec-92    1992            21.64       4.919       5.355
          31-Mar-93                    21.72       4.938       5.374
          30-Jun-93                    21.38       4.949        5.29
          30-Sep-93                     21.4        5.06       5.295
          31-Dec-93    1993            22.06       5.486       5.511
          31-Mar-94                    21.23       5.279       5.303
          30-Jun-94                    20.91       5.297       5.223
          30-Sep-94                    21.79       5.628       5.443
          31-Dec-94    1994            21.34       5.766       5.649
          31-Mar-95                    23.43       6.331       6.202
          30-Jun-95                    23.84       6.565       6.481
          30-Sep-95                    24.66       6.902       6.704
          31-Dec-95    1995            25.81    7.481707    7.592308
          31-Mar-96                    26.37    7.644038    7.757039
          30-Jun-96                    26.04     7.69294    8.800398
          30-Sep-96                    26.45    7.919352     8.93896
          31-Dec-96    1996             27.5    8.468123    9.773039
          31-Mar-97                    28.03    8.631326    9.961393

                       .Value of Reinvested Capital Gains
                       .Value of Reinvested Dividends
                       .Net Asset Value

NOTE: This graph illustrates the results of $10,000 invested in Wayne Hummer Growth Fund on December 31, 1983. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         INVESTING IN STOCK MUTUAL FUNDS

What advantages does investing in a stock fund have over buying individual stocks?

     The key advantages of a stock fund over an individual stock are:

     1. Diversification--A mutual fund gives you ownership in a portfolio of many different stocks. When you buy individual stocks, your fortunes are tied to a single company.
     2. Affordability--It would take tens of thousands of dollars to assemble a well-diversified portfolio of individual stocks. Stock mutual funds give you ownership of a diversified stock portfolio for around $1,000.
     3. Full-time professional management--Experienced stock analysts and managers select stocks for the portfolio and closely monitor the quality of all holdings on an ongoing basis using information resources not readily available to individual investors.

Are there any disadvantages?

When you own individual stocks, you receive a great deal of information from the company about its performance and strategies for the future in the form of quarterly and annual reports. Also, you can vote on issues at the company's annual meeting. When you own shares of a stock mutual fund, you receive information about fund performance, but not about each company in the portfolio.

What are the risks of investing in stocks?

Stock investors are subject to market risk, which is the risk that the price of their stock will decline in value. Of course, the potential benefit is that their stock will increase in value. Stock market investing is often characterized as being very risky. Studies have shown that, indeed, it is very risky--for two types of investors:

     1. Those who attempt to time the market.
     2. Those who invest for only a short period of time.

Long-term stock investors, by contrast, have fared well. According to a study by Ibbotson Associates, the risk of loss in the stock market goes down over time. Between 1926 and 1995, a one-year investment in the Standard & Poor's 500 would have increased 71% of the time and decreased 29%. Over five years, it would have increased 89% and decreased 11%. A 15-year investment, however, would have increased 100% of the time.

What should an investor look for in a stock fund?

The temptation is to look solely at performance and pick a fund at the top of the performance charts. However, past performance is no guarantee of future results. It is far more important to examine a fund's structural and portfolio characteristics to determine if that fund is appropriate for you and your investment goals. Some key characteristics to examine are as follows:

     1. What type of stocks does the fund invest in?

        Large and mid capitalization companies tend to perform differently than small capitalization companies. Small capitalization and international stocks are subject to higher volatility than other types of stocks, so experts advise keeping investment in these stocks to about 20 or 30% of your total portfolio. Market capitalization is the value of a company as determined by the market price of its stock.

     2. How long has it been in business?

        You might have more confidence in a relatively new fund if it is offered by an established firm.

     3. How long has the portfolio manager been with the fund?

        If he or she is new to the fund you can be buying an unknown quantity.

     4. What percentage of total assets does the fund hold in its largest positions?

        The greater the portfolio concentration, the less diversified the fund. This can make the fund more volatile on both the up and down side.

     5. What percentage of total assets does the fund hold in cash?

        The higher the percentage held in cash, the more conservative the fund.

Finally, if you are comfortable with the characteristics of a fund, take a look at long-term performance. Remember that experience shows it is much more beneficial to stay in a fund for the long-term, instead of trying to time the market.

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                         March 31,
Assets                                                                                                                      1997
------                                                                                                                  ------------
Investments, at value (Cost: $64,503,522)......................................................................         $104,028,097
Cash...........................................................................................................               72,025
Receivable for Fund Shares sold................................................................................               49,175
Dividends receivable...........................................................................................              146,375
Prepaid expenses...............................................................................................               14,459
Insurance deposit........................ .....................................................................                3,846
                                                                                                                         -----------
              Total assets.....................................................................................          104,313,977

Liabilities and Net Assets
--------------------------
Due to Wayne Hummer Management Company.........................................................................               72,075
Accounts payable...............................................................................................               27,424
                                                                                                                        ------------
              Total liabilities................................................................................               99,499
                                                                                                                        ------------
Net assets applicable to 3,718,059 Shares outstanding, no par value, equivalent to $28.03 per Share............         $104,214,478
                                                                                                                        ============

Analysis of Net Assets
----------------------
Paid-in capital................................................................................................        $  60,727,226
Net unrealized appreciation of investments.....................................................................           39,524,575
Undistributed net realized gain on sales of investments........................................................            3,769,744
Undistributed net investment income............................................................................              192,933
                                                                                                                        ------------
Net assets applicable to Shares outstanding....................................................................         $104,214,478
                                                                                                                        ============
The Pricing of Shares
---------------------
Net asset value, offering and redemption price per Share ($104,214,478 / 3,718,059 Shares outstanding).........         $      28.03
                                                                                                                        ============

                                                      STATEMENT OF OPERATIONS
                                                                                                                            Year
                                                                                                                            ended
                                                                                                                          March 31,
Investment Income:                                                                                                          1997
------------------                                                                                                       -----------
   Dividends...................................................................................................          $ 1,899,940
   Interest ...................................................................................................              108,484
                                                                                                                           ---------
              Total investment income..........................................................................            2,008,424

Expenses:
---------
   Management fee..............................................................................................              817,835
   Transfer agent fees.........................................................................................               54,920
   Professional fees...........................................................................................               35,764
   Custodian fees..............................................................................................               20,500
   Trustee fees................................................................................................               19,956
   Portfolio accounting fees...................................................................................               17,043
   Registration costs..........................................................................................               10,293
   Other.......................................................................................................               36,892
                                                                                                                        ------------
              Total expenses...................................................................................            1,013,203
                                                                                                                        ------------
Net investment income..........................................................................................              995,221
                                                                                                                        ------------
Net realized gain on sales of investments......................................................................            4,861,756
Change in net unrealized appreciation..........................................................................            5,425,276
                                                                                                                        ------------
Net gain on investments........................................................................................           10,287,032
                                                                                                                        ------------
Net increase in net assets resulting from operations...........................................................         $ 11,282,253
                                                                                                                        ============

                See accompanying notes to financial statements.


                                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          Year ended March 31,
                                                                                                          1997             1996
Operations:                                                                                               ----             ----
-----------
  Net investment income........................................................................       $    995,221     $  1,263,927
  Net realized gain on sales of investments....................................................          4,861,756        4,173,633
  Change in net unrealized appreciation........................................................          5,425,276        9,280,681
                                                                                                      ------------     ------------
Net increase in net assets resulting from operations ..........................................         11,282,253       14,718,241

Dividends to Shareholders from:
-------------------------------
  Net investment income........................................................................         (1,127,423)      (1,237,815)
  Net realized gain on investments.............................................................         (3,830,121)      (1,872,634)
                                                                                                      ------------      -----------
Total dividends to Shareholders................................................................         (4,957,544)      (3,110,449)

Capital Share transactions:
---------------------------
  Proceeds from Shares sold....................................................................          5,813,237        6,451,170
  Shares issued upon reinvestment of dividends.................................................          4,796,167        2,991,110
                                                                                                      ------------      -----------
                                                                                                        10,609,404        9,442,280
  Less payments for Shares redeemed............................................................         15,327,845       13,211,590
                                                                                                      ------------      -----------
Decrease from Capital Share transactions.......................................................         (4,718,441)      (3,769,310)

Total increase in net assets...................................................................          1,606,268        7,838,482

Net assets:
-----------
  Beginning of year............................................................................        102,608,210       94,769,728
                                                                                                       -----------      -----------
  End of year (including undistributed net investment income of $192,933 and $325,135
    at March 31, 1997 and 1996, respectively)..................................................       $104,214,478     $102,608,210
                                                                                                      ============     ============

                                                       FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each year)
                                                                                        Year ended March 31,
                                                                    1997         1996           1995          1994           1993
                                                                    ----         ----           ----          ----           ----
Net asset value, beginning of year...........................     $  26.37     $  23.43        $ 21.23       $ 21.72        $ 20.17

Income from investment operations:
----------------------------------
  Net investment income......................................         0.26         0.32           0.32          0.28           0.28
  Net realized and unrealized gains (losses)
    on investments...........................................         2.69         3.41           2.40         (0.42)          1.70
                                                                   -------       -------        ------        ------         ------
Total from investment operations.............................         2.95         3.73           2.72         (0.14)          1.98

Less distributions:
-------------------
  Dividends from net investment income.......................        (0.29)       (0.31)         (0.31)        (0.28)         (0.29)
  Distributions from net realized gain on investments........        (1.00)       (0.48)         (0.21)        (0.07)         (0.14)
                                                                  ---------    ----------      --------        ------         -----
Total distributions..........................................        (1.29)       (0.79)         (0.52)        (0.35)         (0.43)
                                                                  ---------    ----------      --------        ------         -----
Net asset value, end of year.................................     $  28.03     $  26.37        $ 23.43       $ 21.23        $ 21.72
                                                                  =========    ==========      ========        ======         =====

Total Return.................................................        11.61%      16.15%         13.04%        (0.69%)         9.94%

Ratios and Supplementary Data:
------------------------------
  Net assets, end of year ($000's)...........................       104,214     102,608         94,770         92,391        93,198
  Ratio of expenses to average net assets....................         0.99%       1.06%          1.07%          1.07%         1.12%
  Ratio of net investment income to average net assets.......         0.97%       1.29%          1.44%          1.33%         1.41%
  Portfolio turnover rate....................................            9%          6%             3%             2%            1%
  Average commission rate....................................       0.0551          --             --             --            --

                      See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

                                         Number
                                           of
COMMON STOCKS (98.3%)                    Shares         Value
                                        ---------   ------------

Auto & Machinery 8.6%

Echlin Inc.                                35,000   $  1,190,000
Illinois Tool Works, Inc.                  65,000      5,305,625
Regal-Beloit Corporation                  100,000      2,450,000
                                                    ------------
                                                       8,945,625

Banks 5.7%

First of America Bank Corporation          35,000      2,091,250
Northern Trust Corporation                 75,000      2,812,500
UMB Financial Corporation                  27,172      1,073,294
                                                    ------------
                                                       5,977,044

Chemical 11.3%

Avery Dennison Corporation                 70,000      2,695,000
Morton International, Inc.                120,000      5,070,000
RPM, Inc.                                 100,000      1,662,500
Schulman (A.), Inc.                       125,000      2,375,000
                                                    ------------
                                                      11,802,500

Communication Equipment 3.9%

QUALCOMM Incorporated (c)                  40,000      2,255,000
Motorola, Inc.                             30,000      1,811,250
                                                    ------------
                                                       4,066,250

Electrical/Electronics 8.6%

AMP Incorporated                           40,000      1,375,000
Applied Materials, Inc. (c)                50,000      2,318,750
Emerson Electric Co.                       80,000      3,600,000
Thomas & Betts Corporation                 40,000      1,710,000
                                                    ------------
                                                       9,003,750

Food, Beverage & Household 10.3%

McCormick & Company, Incorporated          100,000     2,450,000
PepsiCo, Inc.                               40,000     1,305,000
Rubbermaid Incorporated                    100,000     2,487,500
Sara Lee Corporation                        80,000     3,240,000
Smucker (The J. M.) Company Class B         80,000     1,260,000
                                                    ------------
                                                      10,742,500

Health Care & Pharmaceuticals 12.2%

Abbott Laboratories                         40,000     2,245,000
C.R. Bard, Inc.                             60,000     1,710,000
MedPartners, Inc. (c)                       43,862       932,068
Patterson Dental Company (c)                50,000     1,700,000
R. P. Scherer Corporation (c)               85,000     4,409,375
STERIS Corporation (c)                      30,000       731,250
Tecnol Medical Products, Inc. (c)           60,000       945,000
                                                    ------------
                                                      12,672,693

Insurance 10.0%

AON Corporation                             30,000     1,837,500
Cincinnati Financial Corporation            49,612     3,485,243
Ohio Casualty Corporation                   50,000     2,056,250
Old Republic International Corporation     120,000     3,075,000
                                                    ------------
                                                      10,453,993

Merchandising & Distribution 3.8%

Arbor Drugs, Inc.                          100,000     1,750,000
Fastenal Company                            30,000     1,050,000
The Gap, Inc.                               35,000     1,172,500
                                                    ------------
                                                       3,972,500

Oil & Gas 2.5%

Burlington Resources, Inc.                  60,000     2,565,000

Paper & Forest Products 7.3%

Albany International Corp. Class A         100,000     2,062,500
Consolidated Papers, Inc.                   55,000     2,866,875
Sonoco Products Company                    100,000     2,700,000
                                                    ------------
                                                       7,629,375

Publishing & Media 3.8%

Interpublic Group of Companies, Inc.        75,000     3,956,250

Services 3.8%

H & R Block, Inc.                           60,000     1,762,500
Choice Hotels International, Inc. (c)      100,000     1,350,000
Olsten Corporation                          50,000       806,250
                                                    ------------
                                                       3,918,750

Miscellaneous 6.5%

Bacou USA, Inc. (c)                         65,000       975,000
The Boeing Company                          30,000     2,958,750
Pall Corporation                           120,000     2,775,000
                                                    ------------
                                                       6,708,750
                                                    ------------
Total Common Stocks (Cost: $62,890,405)              102,414,980


SHORT-TERM INVESTMENTS (1.5%)

                                                  Maturity Date       Principal
                                       Rate %        (1997)            Amount          Value
                                       ------        ------            ------          -----


General Electric Capital Corp.          5.382          04/11         $ 300,000     $    299,558
United States Treasury Bill             5.086          05/15           303,000          301,154
United States Treasury Bill             5.163          05/29           202,000          200,357
United States Treasury Bill             5.168          06/05           807,000          799,644
United States Treasury Bill             5.654       02/05/98            13,000           12,404
                                                                                   ------------
   Total Short-Term Investments (Cost: $1,613,117)                                    1,613,117
                                                                                   ------------

TOTAL INVESTMENTS (Cost: $64,503,522) (99.8%)                                       104,028,097
CASH AND OTHER ASSETS, LESS LIABILITIES (0.2%)                                          186,381
                                                                                   ------------
NET ASSETS (100.0%)                                                                $104,214,478
                                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates on money market instruments represent annualized yield to date of maturity.

(b) Based on the cost of investments of $64,503,522 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $41,578,748, the aggregate gross depreciation was $2,054,173 and the net unrealized appreciation of investments was $39,524,575.

(c)  Non-income producing security.


                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
     Wayne Hummer Investment Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
     Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

2.   FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
     Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

     Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 23, 1997, an ordinary income dividend of $0.06 per Share and a long-term capital gain dividend of $1.02 were declared, payable April 23, 1997, to Shareholders of record on April 23, 1997.

3.   FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4.   TRANSACTIONS WITH AFFILIATES
     The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1997, the Fund incurred management fees of $817,835.

     For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

     Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

     Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $19,956.

5.   INVESTMENT TRANSACTIONS
     Investment transactions (excluding money market instruments) are as follows:

                           Year ended
                         March 31, 1997
                         --------------

     Purchases             $ 8,696,045
     Proceeds from sales   $13,170,404

6.   FUND SHARE TRANSACTIONS
     Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                               Year ended March 31,
                                               1997           1996
                                            -----------    -----------

     Shares sold                              217,693        260,713
     Shares issued upon reinvestment
     of dividends                             183,754        120,173
                                            -----------    -----------
                                              401,447        380,886
     Shares redeemed                         (574,850)      (534,552)
                                            -----------    -----------
     Net decrease in Shares outstanding      (173,403)      (153,666)
                                            ===========    ===========

7.   FEDERAL TAX STATUS OF 1996 DIVIDENDS
     The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 1996 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Chicago, Illinois
May 2, 1997

==============================================================================

BOARD OF TRUSTEES

Philip M. Burno

Chairman


Steven R. Becker

Charles V. Doherty

Joel D. Gingiss                                   MEMBER OF
                                                  ============================
Patrick B. Long                                   100% NO-LOAD(TM) MUTUAL FUND
                                                       COUNCIL
Eustace K. Shaw                                   ============================
==============================================================================

[LOGO]
Wayne Hummer
Investments LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

WAYNE
HUMMER
INCOME
FUND

                                    Annual
                             Financial Statements

                                    Audited
                                March 31, 1997

WAYNE
HUMMER
INCOME
FUND

[PHOTO]
David P. Poitras

Dear Fellow Shareholder,

Welcome to the Wayne Hummer Income Fund annual report. This report covers the twelve month period ending March 31, 1997.

Your Fund earned a total return of 4.32% for the annual period ending March 31, 1997, and paid income dividends of $.92 per share. The results earned by the Fund stood in line with those posted by broad-based fixed income market indexes. For example, the Merrill Lynch Domestic Master Index and the Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities posted total returns of 4.86% and 4.82%, respectively, over the same one-year period.

The past year has been a difficult period for the bond market. During that time, interest rates rose and bond prices fell. Signs of strong economic growth prompted concerns among many investors that inflation would rise--generally, higher rates of inflation result in higher interest rates and lower bond prices. On March 25, 1997, the Federal Reserve Bank delivered a preemptive monetary strike, raising short-term interest rates by 25 basis points. Although the bond market reacted negatively to the interest rate hike, we believe that by increasing short-term interest rates now, and thereby slowing the economy, the Federal Reserve Bank is paving the way for lower interest rates in the future.

While interest rates were rising, we were extending the average life of the Fund's portfolio of fixed-income securities. By doing so, we locked-in higher yielding interest rates for longer periods of time. The average life and duration of the Fund's portfolio were 7.73 years and 5.31 years, respectively, at March 31, 1997, up from 6.93 years and 4.96 years, six months earlier. Extending the portfolio's maturity and duration should enhance the Fund's performance if interest rates remain steady or fall.

Looking ahead, the Federal Reserve Bank may increase short-term interest rates further, but our forecast calls for relatively stable intermediate-term and long-term interest rates. The Fund's portfolio of investments is appropriately positioned for that scenario. If, on the other hand, intermediate and long-term interest rates rise, we will move to extend the Fund's average life and duration slightly, thereby locking in higher yielding investments.

Over recent months, the relative yield advantage of corporate bonds versus government bonds has narrowed. As a result we have increased the portfolio's allocation of U.S. government and U.S. government agency securities. Currently, these issues account for 44% of the portfolio's total assets. The credit quality of the Fund's portfolio of investments remains high. Moody's Investor Service or Standard & Poor's rates all of the Fund's investments within the four highest credit quality categories.

In July, 1996, the Fund's Board of Trustees approved a nonfundamental investment policy that clarifies our ongoing investment management philosophy. The policy states that under normal market conditions the Income Fund will invest at least 65% of its assets in securities with an average life of between three and ten years, such that the dollar-weighted average life of its portfolio will be expected to be between three and ten years. This policy more closely reflects the typical makeup of the Fund's portfolio of investments, and it states more clearly the Fund's management philosophy of investing, primarily, in intermediate-term fixed-income securities.

For the reasons listed above, we have also changed the Fund's benchmark index from the Merrill Lynch Domestic Master Index to the Merrill Lynch Corporate and Government 1-9.99 Year Index. The latter index provides a better comparative measure of the Fund's composition and performance than the former index. Page 1 provides a comparative table and graph detailing the Fund's performance relative to both of these broad-based fixed income indexes.

Should you have any question regarding your investment in the Wayne Hummer Income Fund, feel free to call us at 1-800-621-4477. Thank you for your continued support.

Sincerely,

/s/ David P. Poitras

David P. Poitras
Vice President and Portfolio Manager
April 4, 1997

                       INVESTING IN BOND MUTUAL FUNDS

What is a bond vs. a bond fund?
The best way to think of a bond is as an IOU. The issuer of the bond, which can be, among others, the U.S. government, a corporation, or a municipality, essentially borrows money from the purchaser of the bond and agrees to pay the purchaser a fixed rate of interest on the borrowed funds for a specific period of time. At the end of that period, the issuer returns 100% of the borrowed funds to the purchaser.

A bond mutual fund is a professionally managed portfolio of individual bonds that have the primary objective of providing shareholders with current income.

What advantages does investing in a bond fund have over buying individual bonds?
   The key advantages of a bond fund over an individual bond are:
   1. Liquidity--You can buy and sell shares of a bond mutual fund any business day at that day's net asset value (NAV). Individual bonds can be more difficult to trade.
   2. Monthly income--Most individual bonds only pay interest every six months.
   3. Diversification--A mutual fund gives you ownership in a portfolio of many different bonds. When you buy individual bonds, your fortunes are tied to a single issuer. Mutual funds may differ in the type of bonds in which they primarily invest, i.e. municipal bonds, corporate bonds, and high yield bonds.
   4. Full-time professional management--Experienced bond analysts and managers select bonds for the portfolio and closely monitor the quality of all holdings on an ongoing basis using information resources not readily available to individual investors.

Are there any disadvantages?
One disadvantage of bond funds over individual bonds is that bond funds never mature. To understand why this is a disadvantage, you need to understand the relationship between bonds and interest rates.

Bond prices generally go in the opposite direction of interest rates. When interest rates go up, bond prices go down, and when interest rates go down, bond prices go up. For example, if you own a bond that pays 6% interest annually and interest rates go down, rates on new bonds will be lower than the rate on your bond. That will make your 6% bond more attractive to investors, which will cause its price to increase. You could then sell it for more than you paid for it.

                        INVESTING IN BOND MUTUAL FUNDS

If interest rates rise, however, your 6% bond will not be attractive because investors will prefer new, higher-yielding bonds. If you need to sell a bond in this environment, you probably would not be able to recoup your purchase price.

If you own an individual bond and hold it to maturity, price fluctuations will not affect you. You will simply redeem your bond at maturity for the full purchase price. Since your bond fund shares never mature, however, they are subject to interest rate risk and could be worth more or less than the purchase price when you decide to sell them.

What are the risks of investing in bonds?
Bond investors are subject to two types of risk, interest rate risk, which is discussed in the previous question, and credit risk, which is the risk that the bond issuer will be unable to make interest and/or principal payments to bondholders.

Most bonds carry credit ratings, which are assigned by various independent bond rating agencies, such as Standard & Poor's or Moody's. As a bond's credit rating goes up, the likelihood of default goes down. So does the yield, however. Bonds that carry ratings below "investment grade" have to pay higher yields to compensate bondholders for accepting higher risk. Bond funds specify what types of bonds they will purchase and the credit ratings of those bonds. For example, the Wayne Hummer Income Fund invests primarily in investment-grade corporate debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, and obligations of, or guaranteed by, the U.S. Government and its agencies.

Some rules of thumb: the longer the maturity of a bond, the higher the volatility, i.e., the more susceptible it is to fluctuations in price. Investment-grade bonds have lower risk of default than high-yield (sometimes called "junk") bonds. U.S. government bonds are considered to be the safest investments because they are backed by the full faith and credit of the U.S. government. The Wayne Hummer Income Fund invests primarily in corporates and U.S. government securities.

What should an investor look for in a bond fund?
It is important to examine a fund's structural and portfolio characteristics to determine if that fund is appropriate for you and your investment goals. Some key characteristics to examine are as follows:

     1. What are the credit ratings of bonds in the fund's portfolio?
        U.S. government bonds and investment grade bonds are the highest quality and indicate that the fund is more conservative and will generate lower yields than more aggressive funds that invest in lower quality or "junk" bonds.

     2. What is the average maturity?
        A fund with shorter maturities is less subject to price fluctuations than funds with longer maturities. However, shorter-maturity funds usually pay a lower rate of interest, which reflects their lower level of risk.

     3. How long has the fund been in business?
        You might have more confidence in a relatively new fund if it is offered by an established firm.

     4. How long has the portfolio manager been with the fund?
        If he or she is new to the fund you can be buying an unknown quantity.

     5. Is the fund taxable or tax-exempt?
        Depending on your tax bracket, a lower-yielding tax-free bond fund may provide higher after-tax returns than a taxable fund.

Finally, if you are comfortable with the characteristics of a fund, take a look at long-term performance. Remember that experience shows it is much more beneficial to stay in a fund for the long-term, instead of trying to time the market.

                         WAYNE HUMMER INCOME FUND VS.
                      MERRILL LYNCH DOMESTIC MASTER INDEX
               AND MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX

[GRAPH APPEARS HERE]

                INCOME    DOMESTIC     CORPORATE
                 FUND      MASTER   AND GOVERNMENT
DATE                        INDEX        INDEX


 12/1/92         10000     10000         10000.0
12/31/92         10035     10149         10130.2
 3/31/93         10431     10572         10531.1
 6/30/93         10737     10855         10751.2
 9/30/93         11080     11155         11004.3
12/31/93         11044     11166         11022.5
 3/31/94         10892     10857         10812.0
 6/30/94         10722     10742         10750.9
 9/30/94         10751     10803         10836.5
12/31/94         10835     10851         10831.1
 3/31/95         11344     11393         11303.2
 6/30/95         11865     12094         11867.8
 9/30/95         12115     12327         12062.4
12/31/95         12516     12860         12490.9
 3/31/96         12342     12634         12389.2
 6/30/96         12412     12694         12462.1
 9/30/96         12595     12928         12680.8
12/31/96         12956     13322         12993.3
 3/31/97         12875     13248         12986.6


                  Income Fund                  Domestic Master Index                Corporate and Government Index

                                               MERRILL LYNCH DOMESTIC           MERRILL LYNCH CORPORATE AND GOVERNMENT
     WAYNE HUMMER INCOME FUND                       MASTER INDEX                  INDEX OF 1 TO 9.99 YEAR MATURITIES
------------------------------------      ------------------------------------- --------------------------------------
 PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH      TOTAL RETURN
                      ------------                             ------------                             ------------
  ENDED     OF       CUMU-   AVERAGE      ENDED      OF       CUMU-    AVERAGE     ENDED      OF       CUMU-   AVERAGE
 3/31/97  $10,000    LATIVE   ANNUAL      3/31/97  $10,000    LATIVE   ANNUAL      3/31/97  $10,000    LATIVE   ANNUAL
------------------------------------      ------------------------------------- --------------------------------------
  1 Year  $10,432     4.32%    4.32%       1 Year  $10,486     4.86%    4.86%       1 Year  $10,482     4.82%   4.82%
12/1/92-  $12,875    28.75%    6.01%     12/1/92-  $13,248    32.48%    6.71%     12/1/92-  $12,987    29.87%   6.22%
 3/31/97                                  3/31/97                                  3/31/97

NOTE: This graph compares the results of $10,000 invested in Wayne Hummer Income
      Fund on December 1, 1992, with the Merrill Lynch Domestic Master Index and the Merrill Lynch Corporate and Government Index. These indices are unmanaged and all returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


PORTFOLIO HIGHLIGHTS

The chart below emphasizes the high quality of securities in the portfolio. The average rating of our holdings is A.

PORTFOLIO QUALITY
[Pie Chart Appears Here]

AAA       45%
 AA        8%
  A       20%
BBB       27%

Portfolio holdings are subject to change and may not represent future portfolio composition. Quality breakdown as rated by S&P Corporate Bond Ratings.


The investment philosophy of the Fund is to invest primarily in intermediate-term fixed income securities. Average maturity is determined by the maturity or reasonable call date.

      MATURITY SCHEDULE
        [Pie Chart Appears Here]

Less than 3 Years        12%
3-10 Years               71%
Over 10 Years            17%

                      STATEMENT OF ASSETS AND LIABILITIES
                                                                      MARCH 31,
ASSETS                                                                   1997
------                                                              -----------

Investments, at value (Cost: $22,031,822)....................       $21,556,935
Interest receivable..........................................           390,478
Cash.........................................................           127,801
Receivable for Fund Shares sold..............................            58,326
Deferred organizational costs
  (net of accumulated amortization of $52,000)...............             8,000
Prepaid expenses.............................................             8,025
                                                                     ----------
              Total assets...................................        22,149,565

LIABILITIES AND NET ASSETS
--------------------------
Payable for investment purchased.............................            96,293
Organizational costs payable.................................            11,000
Dividends payable............................................            20,763
Due to Wayne Hummer Management Company.......................             9,410
Accounts payable.............................................            13,627
                                                                    -----------
              Total liabilities..............................           151,093
                                                                    -----------
Net assets applicable to 1,500,981 Shares outstanding,
 no par value, equivalent to $14.66 per Share ...............       $21,998,472
                                                                    ===========

ANALYSIS OF NET ASSETS
----------------------
Paid-in capital..............................................       $23,535,117
Net unrealized depreciation of investments...................          (474,887)
Accumulated net realized loss on sales of investments........        (1,061,758)
                                                                    -----------
Net assets applicable to Shares outstanding..................       $21,998,472
                                                                    ===========
THE PRICING OF SHARES
---------------------
Net asset value, offering and redemption price per Share
 ($21,998,472 / 1,500,981 Shares outstanding)................       $     14.66
                                                                    ===========


                       STATEMENT OF OPERATIONS
                                                                        YEAR
                                                                       ENDED
                                                                      MARCH 31,
INVESTMENT INCOME:                                                      1997
------------------                                                  -----------

  Interest...................................................        $1,731,738

EXPENSES:
---------
  Management fee.............................................           119,230
  Transfer agent fees........................................            25,827
  Professional fees..........................................            22,200
  Amortization of organization costs.........................            12,000
  Printing and reporting fees................................            10,650
  Portfolio pricing costs....................................            10,177
  Portfolio accounting costs.................................             9,366
  Custodian fees.............................................             8,900
  Trustee fees...............................................             6,800
  Other......................................................            15,695
                                                                     ----------
              Total expenses.................................           240,845
                                                                     ----------
Net investment income........................................         1,490,893
                                                                     ----------
Net realized loss on sales of investments....................          (141,101)
Change in net unrealized depreciation........................          (312,194)
                                                                     ----------
Net realized and unrealized loss on investments..............          (453,295)
                                                                     ----------
Net increase in net assets resulting from operations..........       $1,037,598
                                                                     ==========

           See accompanying notes to financial statements.


                                                STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year ended March 31,
OPERATIONS:                                                                              1997               1996
-----------                                                                              ----               ----
  Net investment income........................................................      $ 1,490,893        $ 1,786,001
  Net realized loss on sales of investments....................................         (141,101)           (63,196)
  Change in net unrealized depreciation........................................         (312,194)           522,725
                                                                                     -----------        -----------
Net increase in net assets resulting from operations...........................        1,037,598          2,245,530

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income........................................................       (1,479,285)        (1,774,546)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold....................................................        2,190,162          3,761,780
  Shares issued upon reinvestment of dividends.................................        1,118,817          1,319,391
                                                                                      ----------        -----------
                                                                                       3,308,979          5,081,171
  Less payments for Shares redeemed............................................        6,267,431          6,505,751
                                                                                      ----------        -----------
Decrease from Capital Share transactions.......................................       (2,958,452)        (1,424,580)
                                                                                      ----------        -----------
Total decrease in net assets...................................................       (3,400,139)          (953,596)

NET ASSETS:
  Beginning of year............................................................       25,398,611         26,352,207
                                                                                     -----------        -----------
  End of year .................................................................      $21,998,472        $25,398,611
                                                                                     ===========        ===========


                                                       FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each period)
                                                                                                                 December 1, 1992
                                                                                    Year ended March 31,             through
                                                             1997           1996          1995           1994    March 31, 1993(a)
                                                             ----           ----          ----           ----    -----------------
Net asset value, beginning of period....................... $14.95         $14.69        $15.10         $15.41         $15.00

Income from investment operations:
----------------------------------
  Net investment income....................................   0.92           1.02          0.99           0.95           0.25
  Net realized and unrealized gains (losses) on investments  (0.29)          0.26         (0.42)         (0.26)          0.41
                                                            ------         ------         -----         ------         ------
Total from investment operations...........................   0.63           1.28          0.57           0.69           0.66

Less distributions:
-------------------
  Dividends from net investment income.....................  (0.92)         (1.02)        (0.98)         (0.95)         (0.25)
  Dividends from net realized gain on investments..........   0.00           0.00          0.00(d)       (0.05)          0.00
                                                             -----          -----         -----         ------         ------
      Total distributions..................................  (0.92)         (1.02)        (0.98)         (1.00)         (0.25)
                                                             -----          -----         -----         ------         ------
Net asset value, end of period.............................$ 14.66        $ 14.95       $ 14.69        $ 15.10        $ 15.41
                                                           =======        =======       =======        =======        =======
Total Return...............................................   4.32%          8.79%         4.16%          4.42%          4.31%

Ratios and Supplementary Data:
------------------------------
  Net assets, end of period (000's)........................$21,998        $25,398       $26,352        $33,652        $19,135
  Ratio of expenses to average net assets..................   1.01%          0.91%         0.94%          1.13%          1.39%(b)(c)
  Ratio of net investment income to average net assets.....   6.25%          6.80%         6.70%          6.14%          5.58%(b)(c)
  Portfolio turnover rate..................................     39%            46%           32%            86%           141%(c)

Notes to Financial Highlights:
a) Commencement of operations was December 1, 1992.
b) During the fiscal period ended March 31, 1993, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased, and the ratio of net investment income to average net assets would have increased, and the ratio of net investment income to average net assets would have decreased by 0.10%.
c) Determined on an annualized basis.
d) Less than $.01 per share.

                  See accompanying notes to financial statements.



                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997

                                                          PRINCIPAL
CORPORATE OBLIGATIONS (53.2)%                              AMOUNT       VALUE
                                                          ---------   ---------
Auto & Machinery  (4.0%)

Johnson Controls, Inc., 7.70%, due 03/01/15               $350,000   $ 352,139
Parker-Hannifin Corporation, 9.750%,
  due 02/15/21                                             480,000     535,186
                                                                     ---------
                                                                       887,325
Banks & Finance (4.9%)

Citicorp, 9.375%, due 03/01/16                             149,000     154,425
Ford Motor Credit Company, 6.125%,
  due 01/09/06                                             500,000     454,485
Norwest Corporation, 7.650%, due 03/15/05                  360,000     365,710
St. Paul Bancorp, Inc., 7.125%, due 02/15/04               100,000      96,353
                                                                     ---------
                                                                     1,070,973
Brokerage (2.1%)

Merrill Lynch & Co., Inc., 5.539%, due 05/19/03(b)         500,000     473,906

Paper & Forest Products (8.8%)

Boise Cascade Corporation, 9.875%,
  due 02/15/01                                           1,000,000   1,050,040
Champion International Corporation, 6.400%,
  due 02/15/26                                             500,000     458,375
Georgia Pacific Corporation, 9.750%,
  due 01/15/18                                             415,000     433,712
                                                                     ---------
                                                                     1,942,127
Retail (5.6%)

May Department Stores Company, 9.875%,
  due 06/01/17                                             655,000     689,473
Penney (J.C.) Company, Inc., 9.450%,
  due 07/15/02                                             500,000     531,380
                                                                     ----------
                                                                     1,220,853
Telecommunications (4.5%)

Mountain States Telephone & Telegraph Co.,
  5.500%, due 06/01/05                                     269,000     236,949
NYNEX Corporation, 9.550%, due 05/01/10                    690,238     757,902
                                                                     ---------
                                                                       994,851
Transportation (7.7%)

Canadian Pacific Limited, 8.850%, due 06/01/22             500,000     517,180
Union Pacific Corporation, 6.125%, due 01/15/04            200,000     184,258
United Air Lines, Inc., 9.760%, due 05/27/06               930,124     984,108
                                                                     ---------
                                                                     1,685,546
Utilities (4.5%)

Commonwealth Edison Company
  8.125%, due 01/15/07                                     500,000     502,165
  8.875%, due 10/01/21                                     485,000     483,540
                                                                     ---------
                                                                       985,705

Miscellaneous (11.1%)

Browning-Ferris Industries, Inc., 6.375%,
  due 01/15/08                                            $500,000  $  456,545
CBI Industries, Inc., 6.250%, due 06/30/00                 500,000     487,110
Crown Cork & Seal Company, Inc., 8.375%,
  due 01/15/05                                             100,000     104,221
Eastman Kodak Company, 9.750%,
  due 10/01/04                                             325,000     372,456
Inco Ltd., Convertible Debenture, 7.750%,
  due 03/15/16                                             500,000     526,875
Pennzoil Company, 10.250%, due 11/01/05                    186,000     211,006
Reynolds Metals Company, 9.400%,
  due 02/15/05                                             250,000     276,550
                                                                    ----------
                                                                     2,434,763
                                                                    ----------
TOTAL CORPORATE OBLIGATIONS (Cost: $11,966,670)                     11,696,049
                                                                    ----------

MUNICIPALITY-TAXABLE (1.2%)

Virginia State Housing Development, 7.950%,
  due 05/01/13  (Cost: $253,715)                           250,000     261,562

MORTGAGE-BACKED SECURITIES (20.7%)

Collateralized Mortgage Obligations (14.1%)

Federal Home Loan Mortgage Corporation (10.9%)
  7.500%, due 11/15/08                                     500,000     492,365
  7.500%, due 02/15/20                                     400,000     396,000
  8.000%, due 03/15/21                                   1,000,000     993,450
  8.000%, due 04/15/22                                     500,000     509,950
                                                                     ---------
                                                                     2,391,765
Federal National Mortgage Association (3.2%)
  8.000%, due 02/25/07                                     500,000     510,160
  8.500%, due 06/25/21                                     200,000     204,112
                                                                     ---------
                                                                       714,272
Federal National Mortgage Association (4.3%)

  11.250%, due 04/01/01                                    101,465     107,822
  10.750%, due 09/01/15                                    129,820     142,361
  10.500%, due 01/01/16                                     84,092      91,732
  10.500%, due 06/01/19                                    276,668     304,041
   9.000%, due 12/01/19                                     93,646      97,648
   8.000%, due 12/01/22                                    207,181     207,983
                                                                     ---------
                                                                       951,587

                              PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                        ----------  -----------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.3%)

  9.000%, due 11/15/01                                   $152,386   $   158,529
  8.500%, due 09/20/16                                     61,671        62,705
  8.000%, due 01/20/17                                     31,455        31,455
  9.000%, due 02/20/27                                    246,261       256,021
                                                                    -----------
                                                                        508,710
                                                                    -----------
TOTAL MORTGAGE-BACKED SECURITIES (Cost: $4,638,418)                 $ 4,566,334

U.S. GOVERNMENT AND AGENCY
  ISSUES (22.9%)
Federal National Mortgage Association                     500,000       488,425
  6.820%, due 08/23/05
U.S. Treasury Note, 8.500%, due 11/15/00                1,720,000     1,819,020
U.S. Treasury Note, 6.500%, due 05/15/05                1,360,000     1,324,776
U.S. Treasury Note, 6.250%, due 02/15/07                1,100,000     1,047,849
U.S. Treasury Strips, 0%, due 02/15/21                  2,000,000       352,920
                                                                    -----------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $5,173,019)                                         5,032,990
                                                                    -----------

TOTAL INVESTMENTS (Cost: $22,031,822) (98.0%)                        21,556,935
CASH AND OTHER ASSETS, LESS LIABILITIES (2.0%)                          441,537
                                                                    -----------
NET ASSETS (100.0%)                                                 $21,998,472
                                                                    ==========

Note to Portfolio of Investments:

(a) Based on the cost of investments of $22,031,822 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $73,508, the aggregate gross unrealized depreciation was $548,395 and the net unrealized depreciation of investments was $474,887.

(b) Floating rate security. Rate shown is the interest rate at March 31, 1997.


                          NOTES TO FINANCIAL STATEMENTS

Organization:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   DEFERRED ORGANIZATIONAL COSTS
   Certain organizational costs are reimbursable by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs are being amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

   The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to $1,061,758, is available to offset future capital gains. If not applied, $880,524 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1997, the Fund incurred management fees of $119,230.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $6,800.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                                            Year ended
                                          March 31, 1997
                                          --------------
   Purchases                                $ 8,896,351
   Proceeds from sales                      $10,156,810

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                                Year Ended March 31,
                                             1997               1996
                                            -------            -------
   Shares sold                              147,250            247,976
   Shares issued upon reinvestment
   of dividends                              75,320             87,237
                                            -------            -------
                                            222,570            335,213
   Shares redeemed                         (420,513)          (430,420)
                                            -------            -------
   Net decrease in Shares outstanding      (197,943)           (95,207)
                                            =======            =======

7. FEDERAL TAX STATUS OF 1996 DIVIDENDS
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

                            REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP

Chicago, Illinois
May 2, 1997

==============================================================================

BOARD OF TRUSTEES

Philip M. Burno

Chairman


Steven R. Becker

Charles V. Doherty

Joel D. Gingiss                                   MEMBER OF
                                                  ============================
Patrick B. Long                                   100% NO-LOAD(TM) MUTUAL FUND
                                                       COUNCIL
Eustace K. Shaw                                   ============================
==============================================================================
[WH]
WAYNE HUMMER
INVESTMENTS LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

                                     PART C
                         WAYNE HUMMER INVESTMENT TRUST
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Index to Financial Statements:

          1.  Included in Part A of this Registration Statement:

                    (i) Condensed Financial Information for the Growth Fund - Per Share Income and Capital Changes

                    (ii) Condensed Financial Information for the Income Fund -
                         Per Share Income and Capital Changes

          2. Included in Part B of this Registration Statement through incorporation by reference to the financial statements in each of the Trust's annual reports to Shareholders for the fiscal year ended March 31, 1997:

                    (i)  Report of Independent Auditors

                   (ii)  Statement of Assets and Liabilities at March 31, 1997

                  (iii)  Statement of Operations for the year ended March 31,
                         1997

                   (iv) Statement of Changes in Net Assets for the years ended March 31, 1997 and 1996

                    (v)  Portfolio of Investments at March 31, 1997

                   (vi)  Notes to Financial Statements

          3.   Included in Part C of this Registration Statement:

                    (i) Schedule I has been omitted as the required information is presented in the Portfolio of Investments at March 31, 1997

                   (ii) Schedules II, III, IV and V are omitted as the required information is not present.

     (b)  Exhibits:

              1.(a)      Agreement and Declaration of Trust
                           dated September 29, 1983 /1/

              1.(b)      Written Instrument Amending The
                           Agreement and Declaration of Trust
                           dated December 16, 1983 /1/

              1.(c)      Written Instrument Amending The
                           Agreement and Declaration of Trust
                           dated July 19, 1988 /1/

              1.(d)      Written Instrument Amending The
                           Agreement and Declaration of Trust
                           dated November 24, 1992 /1/

              2.         Amended and Restated By-laws /1/

              3.         Not applicable

              4.         Not applicable

              5.(a)      Investment Advisory and Management
                           Agreement dated April 29, 1988 /1/

              5.(b)      Amendment to Investment Advisory
                           and Management Agreement dated
                           November 24, 1992 /1/

              6.(a)      Distribution and Shareholder
                           Service Agreement /1/

              6.(b)      Distribution Agreement dated August 1,
                           1988 /1/

              6(c)       Acknowledgment and Consent of Assignment /2/

              7.         Not applicable

______________________________

*    Filed herewith
/1/ Previously filed via EDGAR with Post-Effective Amendment No. 15 on or about July 27, 1995 and incorporated herein by reference.
/2/ Previously filed with Post-Effective Amendment No. 16 on May 31, 1996 and incorporated herein by reference.

              8.(a)      Custodian Agreement /1/

              8.(b)      Amendments to Custodian Agreement dated
                           October 1987 /1/

              8.(c)      Amendments to Custodian Agreement dated
                           June 1988 /1/

              8.(d)      Amendment to Custodian Agreement
                           dated November 24, 1992 /1/

              9.(a)(1)   Transfer and Dividend Paying
                           Agency Agreement /1/

              9.(a)(2)   Amendment to Transfer and Dividend
                           Paying Agency Agreement dated November 24,
                           1992 /1/

              9.(b)      Trade Name and Service Mark
                           License Agreement /1/

              9.(c)      Shareholder Service Agreement dated
                           August 1, 1988 /1/

              9.(d)      Portfolio Accounting Services
                            Agreement /1/


              10.        Not applicable

             *11.(a)     Consent of Ernst & Young LLP

             *11.(b)     Representation of Vedder, Price,
                         Kaufman & Kammholz

              12.        Not applicable

              13.        Investment Letter from Wayne Hummer
                           Management Company to the Registrant /1/

              14.(a)     IRA Prototype Plan and Documents /1/

              14.(b)     SEP Prototype Plan and Documents /1/

              14.(c)     Defined Contribution Prototype Plans
                           and Documents /1/

              15.        Not applicable

              16.        Computation of Performance Quotations /1/

             *27.        Financial Data Schedules

Item 25.  Persons Controlled By or Under Common Control with
          --------------------------------------------------
          Registrant
          ----------

          Not applicable.

Item 26.  Number of Holders of Securities
          -------------------------------

                                          Number of Holders
          Title of Class                    of Securities
          --------------                  -----------------

          Growth Fund Portfolio Shares          5,267
          Income Fund Portfolio Shares            888

          (Information provided as of June 30,1997)

Item 27.  Indemnification
          ---------------

     The information required by this item is incorporated herein by reference to Item 4 of Part II of Pre-effective Amendment No. 1 to the Form N-1 Registration Statement for Wayne Hummer Growth Trust (renamed Wayne Hummer Investment Trust), File No. 2-87153, filed on or about December 29, 1983.

Item 28.  Business and Other Connections of Investment
          --------------------------------------------
          Adviser
          -------

     Wayne Hummer Management Company, Registrant's investment adviser and portfolio accounting agent, is a corporation organized under the laws of Illinois on November 30, 1981. Wayne Hummer Management Company acts as investment adviser and portfolio accounting agent to Wayne Hummer Money Fund Trust, a registered investment company, and as investment adviser to other institutional, corporate, fiduciary and individual accounts. Set forth below is information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:


Name and
Affiliation with       Name of Company and/or
Investment Adviser       Principal Business                   Capacity
--------------------  ------------------------              -------------

Harry Flagg Baum,     Wayne Hummer Investments              Voting Member
 Director             L.L.C., securities
                      brokerage firm

Name and
Affiliation with       Name of Company and/or
Investment Adviser       Principal Business                   Capacity
--------------------  ------------------------              -------------

Steven R. Becker,     Wayne Hummer Investments              Voting Member
 Director             L.L.C., securities
                      brokerage firm

                      Wayne Hummer Money                    Trustee
                      Fund Trust

                      Registrant                            Trustee


G. Ted Becker,        Wayne Hummer Investments,             Voting Member
 Treasurer            L.L.C., securities
                      brokerage firm


Philip M. Burno,      Wayne Hummer Investments              Voting Member
Director              L.L.C., securities
                      brokerage firm

                      Wayne Hummer Money                    Chairman of
                      Fund Trust                            the Board of
                                                            Trustees

                      Registrant                            Chairman of
                                                            the Board of
                                                            Trustees

Philip Wayne Hummer,  Wayne Hummer Investments              Voting Member

Name and
Affiliation with       Name of Company and/or
Investment Adviser       Principal Business                   Capacity
--------------------  ------------------------              -------------

 Chairman and         L.L.C., securities
 Director             brokerage firm

David P. Poitras,     Wayne Hummer Investments              Voting Member
 Vice President       L.L.C., securities
                      brokerage firm

                      Wayne Hummer Money Fund               President
                      Trust, registered
                      investment company

                      Registrant                            Vice President

William A. Rogers,    Wayne Hummer Investments              Voting Member
 Secretary and        L.L.C., securities
 Director             brokerage firm

Thomas J. Rowland,    Wayne Hummer Investments              Voting Member
 President            L.L.C., securities
                      brokerage firm

                      Registrant                            President

Mark H. Dierkes       Wayne Hummer Investments              Employee
 Vice President       L.L.C., securities
                      brokerage firm

Damaris E. Martinez   Wayne Hummer Investments              Employee
 Vice President       L.L.C., securities
                      brokerage firm

     The principal business address of each company or other entity named above is 300 South Wacker Drive, Chicago, Illinois 60606.

Item 29.  Principal Underwriters
          ----------------------

     (a) Wayne Hummer, the Registrant's distributor, also acts as distributor of Wayne Hummer Money Fund Trust.

     (b)  The members of Wayne Hummer are:

                        Positions and                          Positions and
                         Offices with                          Offices with
         Name            Wayne Hummer                           Registrant
         ----           --------------                      -------------------

William B. Hummer       Voting Member                       None

Philip Wayne Hummer     Voting Member                       None

Harry Flagg Baum        Voting Member                       None

Robert H. Chase         Class D Member                      None

William A. Rogers       Voting Member                       None

Robert F. Kahlfeldt     Voting Member                       None

Philip M. Burno         Voting Member                       Chairman of the
                                                            Board of Trustees

Joseph A. Piekarczyk    Voting Member                       None

G. Ted Becker           Voting Member                       None

Steven R. Becker        Voting Member                       Trustee

W. Douglas Carroll      Voting Member                       None

Richard J. Kosarek      Voting Member                       None

Raymond L. Kratzer      Voting Member                       None

Jean E. Williams        Voting Member                       None

                         Positions and                        Positions and
                         Offices with                          Offices with
         Name            Wayne Hummer                           Registrant
         ----           --------------                      -------------------

George E. Barnes        Class C Member                      None
 Family Trust

Thomas J. Rowland       Voting Member                       President

Linda C. Becker         Voting Member                       None

Laura A. Kogut          Voting Member                       None

David P. Poitras        Voting Member                       Vice President

Richard Wholey, Jr.     Voting Member                       None

Peder H. Culver         Voting Member                       None

Daniel G. Hack          Voting Member                       None

Ronald A. Tyrpin        Voting Member                       None



     The principal business address of each Member listed above is 300 South Wacker Drive, Chicago, Illinois 60606. George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co., was a General Partner until April 1, 1986 and had been a limited partner from April 1986 through April 1996. Mr. Barnes, whose address is 46-730 Amir Drive, Palm Desert, California 92260, was formerly a Trustee of Registrant. Robert H. Chase, whose address is 1246 Nicolet Circle, Appleton, Wisconsin 54915, was a General Partner of Wayne Hummer & Co. until December, 1991 and had been a limited partner from December 1991 through April 1, 1996.

     (c)  Not Applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

     All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of

1940 and the Rules promulgated thereunder are in the physical possession of:
Registrant's investment adviser, Wayne Hummer Management Company; Registrant's distributor and shareholder service agent, Wayne Hummer; and Registrant's transfer and dividend paying agent and custodian, State Street Bank and Trust Company. The address of Wayne Hummer Management Company and of Wayne Hummer is 300 South Wacker Drive, Chicago, Illinois 60606. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

Item 31.  Management Services
          -------------------

     Not Applicable.

Item 32.  Undertakings
          ------------

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on 21st day of July, 1997.

                                            WAYNE HUMMER INVESTMENT TRUST


                                            By /s/ Thomas J. Rowland
                                              ----------------------------------
                                               Thomas J. Rowland, President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on July 21, 1997 by the following persons in the capacities indicated.

    Signature                         Title
------------------------------        -----

/s/ Thomas J. Rowland                 President
------------------------------
Thomas J. Rowland

/s/ Jean M. Maurice                   Treasurer
------------------------------
Jean M. Maurice

/s/ Steven R. Becker                  Trustee
------------------------------
Steven R. Becker

/s/ Philip M. Burno                   Trustee
------------------------------
Philip M. Burno

/s/ Joel D. Gingiss                   Trustee
------------------------------
Joel D. Gingiss

/s/ Patrick B. Long                   Trustee
------------------------------
Patrick B. Long

/s/ Eustace K. Shaw                   Trustee
------------------------------
Eustace K. Shaw

/s/ Charles V. Doherty                Trustee
------------------------------
Charles V. Doherty

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

 1.(a)    Agreement and Declaration of Trust
            dated September 29, 1983 /1/

 1.(b)    Written Instrument Amending The
            Agreement and Declaration of Trust
            dated December 16, 1983 /1/

 1.(c)    Written Instrument Amending The
            Agreement and Declaration of Trust
            dated July 19, 1988 /1/

 1.(d)    Written Instrument Amending
            The Agreement and Declaration of
            Trust dated November 24, 1992. /1/

 2.       Amended and Restated By-laws /1/

 3.       Not applicable

 4.       Not applicable

 5.(a)    Investment Advisory and Management
            Agreement dated April 29, 1988 /1/

 5.(b)    Amendment to Investment
            Advisory and Management Agreement
            dated November 24, 1992 /1/

 6.(a)    Distribution and Shareholder
            Service Agreement /1/

 6.(b)    Distribution Agreement dated August 1,
            1988 /1/

*6.(c)    Acknowledgement and Consent of Assignment /2/

 7.       Not applicable

 8.(a)    Custodian Agreement /1/

 8.(b)    Amendments to Custodian Agreement
            dated October 1987 /1/

 8.(c)    Amendments to Custodian
            Agreement dated June 1988 /1/

 8.(d)    Amendment to Custodian
            Agreement dated November 24, 1992

 9.(a)(1) Transfer and Dividend Paying
            Agency Agreement /1/

 9.(a)(2) Amendment to Transfer and
            Dividend Paying Agency Agreement
            dated November 24, 1992

 9.(b)    Trade Name and Service Mark
            License Agreement /1/

 9.(c)    Shareholder Service Agreement
            dated August 1, 1988 /1/

 9.(d)    Portfolio Accounting Services
            Agreement /1/

 10.      Not applicable

*11.(a)   Consent of Ernst & Young LLP

*11.(b)   Representation of Vedder, Price, Kaufman and Kaummholz

 12.      Not applicable

 13.      Investment Letter from Wayne Hummer
            Management Company to the Registrant /1/

 14.(a)   IRA Prototype Plan and Documents /1/

 14.(b)   SEP Prototype Plan and Documents /1/

 14.(c)   Defined Contribution Prototype Plans
            and Documents /1/

 15.      Not applicable

 16.      Computation of Performance Quotations /1/

*27.      Financial Data Schedules

__________________________________


/1/  Previously filed via EDGAR with Post-Effective Amendment
     No. 15 on or about July 27, 1995.

/2/ Previously filed with Post-Effective Amendment No. 16 on or about May 31, 1996.